UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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PROFESSIONALLY MANAGED PORTFOLIOS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Brown Advisory Funds
(each, a series of Professionally Managed Portfolios)

Dear Shareholder:

I am writing to you about important proposals regarding your investment in the Brown Advisory Funds (each a “Fund” and together the “Funds”). A Special Meeting of Shareholders of the Funds will be held on September 26, 2012 at 10:00 am, Central Time (the “Special Meeting”).  (See the full list of the Funds following this letter.)  The purpose of the Special Meeting is to seek your approval of the following proposals (the “Proposals”):

(1) Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of Brown Advisory Funds (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”);

(2) Approval of a “manager of managers” arrangement that, upon the completion of the Proposed Reorganizations, would permit the New Funds and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), the Funds’ and New Funds’ investment adviser, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of Trustees of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the affected New Fund (the “Manager of Managers Arrangement”); and

(3) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Funds are currently organized as series of Professionally Managed Portfolios (the “Trust”), a registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Pursuant to Proposal 1, if the Proposed Reorganizations are approved by shareholders, the Funds would be reorganized into the New Funds, which are series of the New Trust, a newly created registered investment company with its principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.  The Proposed Reorganizations would not result in a change to the Funds’ names, investment objectives, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment adviser and other key service providers.  Although the New Funds will be subject to different fee structures, Brown Advisory has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds for a period of two years following the completion of the Proposed Reorganizations.  It is important to note that, under each Proposed Reorganization, you would receive exactly the same number and dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization.

With respect to Proposal 2, the New Funds currently are requesting an exemptive order from the Securities and Exchange Commission (“SEC”) to permit the Manager of Managers Arrangement.  If Proposals 1 and 2 are approved by shareholders, following the Proposed Reorganizations, Brown Advisory and the New Funds would be permitted to enter into and materially amend subadvisory agreements relating to a New Fund without obtaining shareholder approval (subject to the SEC granting the requested exemptive relief).  The Board of the New Trust, including the independent trustees, has approved the use of a Manager of Managers Arrangement, and any such arrangement utilized by the New Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any subadvisory agreement or material change to such agreement be approved by the Board of the New Trust (including a majority of the independent trustees)

This package contains a Proxy Statement, other information regarding the Proposals and the materials to use when casting your vote.  Only shareholders of record as of the close of business on July 20, 2012, are entitled to vote at the Special Meeting.  Whether or not you expect to attend the Special Meeting please read the enclosed materials and cast your vote on the proxy card(s).  Please vote your shares promptly.  Your vote is extremely important, no matter how large or small your holdings may be.

The Proposals have been carefully reviewed by the Board of Trustees of the Trust, a majority of whom are considered unaffiliated with the Funds and Brown Advisory.  After careful consideration, the Board of the Trust unanimously approved each of the above Proposals and recommends that you vote “FOR” each of the Proposals.

The questions and answers on the next few pages are provided to assist you in understanding the Proposals.  The Proposals are described in greater detail in the enclosed Proxy Statement.

Voting is quick and easy.  Everything you need is enclosed.  To cast your vote, simply complete the proxy card(s) enclosed in this package.  Be sure to sign each card before mailing it in the postage-paid envelope.  You may also vote your shares by touch-tone telephone or through the Internet.  Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

To vote by telephone:	To vote by Internet:
(1) Read the Proxy Statement and have the	(1) Read the Proxy Statement and have the
enclosed proxy card at hand.	enclosed proxy card at hand.

(2) Call the toll-free number that appears on the	(2) Go to the website that appears on the
enclosed proxy card.	enclosed proxy card.

(3) Enter the control number set forth on the	(3) Enter the control number set forth on the
enclosed proxy card and follow the simple	enclosed proxy card and follow the simple
instructions.	instructions.

If you have any questions before you vote, please call us toll-free at 1-877-864-5059.  Representatives are available Monday through Friday from 9 a.m. until 9 p.m., Eastern Time. Thank you for your participation in this important initiative.

Sincerely,

Eric W. Falkeis
President
Professionally Managed Portfolios

Important information to help you understand and vote on the proposals

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Questions and Answers
Q.	What is the attached document and why are we sending it to you?
A.
The attached document is a Proxy Statement and is being provided to you by the Brown Advisory Funds (each a “Fund” and together the “Funds”), which are currently series of Professionally Managed Portfolios (the “Trust”), in connection with the solicitation of proxies to vote on two separate proposals (the “Proposals”).

Proposal 1 relates to a proposal to approve an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of Brown Advisory Funds (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”)

Proposal 2 relates to a proposal to approve a “manager of managers” arrangement that, upon the completion of the Proposed Reorganizations, would permit the New Funds and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), the Funds’ and New Funds’ investment adviser, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of Trustees (“Board”) of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the affected New Fund (the “Manager of Managers Arrangement”).

The Proxy Statement contains the information that shareholders of the Funds should know before voting on the Proposals at the special meeting of shareholders (“Special Meeting”).

Q.	What are the Proposed Reorganizations under Proposal 1?
A.
It is proposed that each Fund be reorganized into a corresponding New Fund, which is a newly created series of the New Trust.  The New Trust has been recently established as a Delaware statutory trust and is overseen by its own Board.  The chart below shows how the Funds will be reorganized as a result of the Proposed Reorganizations:

Fund (Class)	Proposed to be Reorganized into	New Fund (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) Advisor Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Investor Shares (BIAGX) Advisor Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) Advisor Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Investor Shares (BIAVX) Advisor Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) Advisor Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Investor Shares (BIAFX) Advisor Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) Advisor Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Investor Shares (BIASX) Advisor Shares (BASAX) Institutional Shares ([BAFSX])
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) Advisor Shares (BAUAX)	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Investor Shares (BIAUX) Advisor Shares (BAUAX)
Brown Advisory Opportunity Fund Institutional Shares (BIAOX)	è	Brown Advisory Opportunity Fund (new) Investor Shares (BIAOX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Investor Shares (BIAMX)
Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) Advisor Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Investor Shares (BIAIX) Advisor Shares (BIATX)
Brown Advisory Tactical Bond Fund Advisor Shares (BATBX)	è	Brown Advisory Tactical Bond Fund (new) Advisor Shares (BATBX)
Brown Advisory Equity Income Fund Institutional Shares (BIADX) Advisor Shares (BADAX)	è	Brown Advisory Equity Income Fund (new) Investor Shares (BIADX) Advisor Shares (BADAX)
Q.	What will happen to the Funds if Proposal 1 is approved by shareholders?
A.
Subject to the approval of shareholders as described below, each Fund will be reorganized into a corresponding New Fund.  All of the assets and liabilities of each Fund will be transferred to and assumed by the corresponding New Fund, and you, as a shareholder of a Fund, will receive exactly the same number and dollar amount of shares of the New Fund as you held in the corresponding Fund on the effective date of the Proposed Reorganization.  Subsequently, each Fund will be liquidated and terminated.  Each Proposed Reorganization requires approval by the participating Fund’s shareholders.

2

Q.	Why are the Funds reorganizing into the New Funds?

A.
As noted above, the Funds are currently series of the Trust, which is a Massachusetts business trust. The Trust is organized as a “master-series trust” or ”MST”, whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The Funds form only a part of the Trust and Brown Advisory is one of a number of investment advisers that provide investment management services to various funds in the Trust. The Board of the Trust believes that the MST structure can often provide for significant benefits and efficiencies to funds and their shareholders.

The Board of the Trust understands, however, that the benefits of the MST structure may be less pronounced in certain circumstances than in others. As a result of Brown Advisory’s focused growth strategy for its businesses, Brown Advisory expects to continue to grow the Funds and to expand the number of fund offerings it provides. While Brown Advisory believes that the Board of the Trust has served the Funds and their shareholders well, Brown Advisory also believes that given this growth strategy, it would be appropriate at this time to restructure the Funds into the more traditional format. Under this structure, the Board of the New Trust will oversee the New Funds, and any newly created series of the New Trust, each of which will be advised by Brown Advisory.

Q.	What should I know about the New Funds?
A.
Brown Advisory currently serves as the investment adviser to the Funds and, if the Proposed Reorganizations are approved, Brown Advisory will continue to be the investment adviser to the New Funds.

Each New Fund will have the same name, investment objective, principal investment strategies, risks, fundamental limitations, non-fundamental limitations, investment adviser and other key service providers as the corresponding Fund.  Although the New Funds are subject to different fee structures, Brown Advisory has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until October 31, 2014 following the completion of the Proposed Reorganizations.  In addition to the difference in fee structures, the New Funds will be overseen by a different Board than the Funds.

It is important to note that, if the Proposed Reorganizations are approved, you will receive New Fund shares equal in value as of the Proposed Reorganizations’ closing date to shares of the corresponding Fund you hold as of such date.  A Proposed Reorganization will not affect the value of your investment at the time of the Proposed Reorganization, and your interest in a Fund will not be diluted.  The Proposed Reorganizations are expected to be tax-free to each Fund and its shareholders.

3

Q.	What happens if a Proposed Reorganization is not approved?
A.
The consummation of any Proposed Reorganization is not contingent on the consummation of any other Proposed Reorganization.  Thus, if any Fund’s shareholders do not approve the Proposed Reorganization involving that Fund, that Reorganization will not be effected, but the Reorganizations of the other Funds will not be affected thereby.  In such a case, the Fund will continue its operations beyond the date of the Proposed Reorganization.

Q.	Will I be able to purchase and redeem shares and receive distributions the same way?
A.	The Proposed Reorganizations will not affect your right to purchase and redeem shares and to receive distributions.
Q.	What is the purpose of Proposal 2?

A.
Proposal 2 seeks the approval of a “manager of managers” arrangement that, upon the completion of the Proposed Reorganizations, would permit the New Funds and Brown Advisory to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Brown Advisory and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of the New Trust concludes that such an arrangement would be in the best interests of the shareholders of the affected New Fund.

If shareholders of a Fund approve Proposal 2, after the Proposed Reorganization, the corresponding New Fund would be able to implement the Manager of Managers Arrangement in the event that the New Funds are granted the requested Securities and Exchange Commission (“SEC”) exemptive order.  In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board of the New Trust (including a majority of the Independent Trustees (as defined below)).

Q.	How would the Manager of Managers Arrangement benefit the New Funds?

A.
Brown Advisory and the Board of the New Trust believe that it is in the best interests of each shareholder to provide Brown Advisory and the Board of the New Trust with increased flexibility to recommend, supervise, evaluate and change sub-advisers for a New Fund without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the Managers of Managers Arrangement, a New Fund would be required to call and hold a shareholder meeting of the New Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement.  Additionally, a New Fund would have to seek shareholder approval of a new sub-advisory agreement if a sub-adviser undergoes a change of control, even if there will be no change in the persons managing the New Fund.  Each time a shareholder meeting is called, a New Fund must create and distribute proxy materials and solicit proxy votes from the New Fund’s shareholders.  This process is time-consuming and costly, and such costs are generally borne by a New Fund, thereby reducing shareholders’ investment returns.

4

It is anticipated that the Manager of Managers Arrangement will permit the New Funds to operate more efficiently and cost-effectively.  If shareholders do not approve Proposal 2, the corresponding New Fund would be required to solicit shareholder approval of new or materially amended sub-advisory agreements.

Q.	Will Proposal 2 have an effect on the advisory fees paid by the New Funds to Brown Advisory or the quality of advisory services the New Funds receive?

A.
No.  Proposal 2 does not affect the amount of investment advisory fees paid by the New Funds to Brown Advisory.  When entering into and amending sub-advisory agreements, Brown Advisory will negotiate fees paid to the sub-advisers for their services.  The sub-advisory fees are paid out of Brown Advisory’s investment advisory fee.  The fees paid to Brown Advisory by the New Funds are considered by the Board of the New Trust in approving and renewing advisory and sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a New Fund to Brown Advisory.  Further, whether or not shareholders approve Proposal 2, Brown Advisory will continue to be required to provide the same level of investment advisory services to the New Funds as it currently provides to the Funds.

Q.	What action has the Board taken?
A.
After careful consideration, the Board of the Trust, including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (the “Independent Trustees”), approved the Proposals and authorized the solicitation by the Funds of proxies voting “FOR” the Proposals.

Q.	Who bears the expenses associated with the Proposals?
A.
Brown Advisory and its affiliates will bear expenses associated with the Proposals.  The expenses include costs relating to preparation, printing and distribution of the Proxy Statement and the legal fees and accounting fees with respect to the Proposals and Proxy Statement and expenses of holding the Special Meeting and soliciting shareholder votes.  The Funds will not incur any expenses in connection with the Proposals.

5

Q.	Who is AST Fund Solutions?
A.
AST Fund Solutions is a third party proxy vendor that Brown Advisory has engaged to contact shareholders and record proxy votes.  In order to hold the Special Meeting, a quorum must be reached.  If a quorum is not attained, the meeting must adjourn to a future date.  Voting your shares immediately will help to prevent the need to call you to solicit your vote.

Q.	Who is eligible to vote?
A.
Shareholders of record of each Fund as of the close of business on July 20, 2012 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any adjournment thereof.  Those shareholders will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each Proposal affecting their Fund presented at the Special Meeting.

Q.	I am a small investor. Why should I bother to vote?
A.
Your vote is needed to ensure that a quorum is present at the Special Meeting so that the Proposals can be acted upon.  Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote.  We encourage all shareholders to participate, including small investors.  If other shareholders like you do not vote, the Funds may not receive enough votes to go forward with the Special Meeting.  If this happens, the Proposals would be delayed, and we may need to solicit votes again, which increases costs.

Q.	How do I place my vote and whom do I call for more information?
A.
You may vote your shares by any of the following methods: (1) call the telephone number provided on the enclosed proxy card; (2) log on to the Internet as directed on the proxy card and vote electronically; (3) if you are unable to vote by telephone or on the Internet, fill out your proxy card and return it to us; or (4) attend the Special Meeting on September 26, 2012 and vote in person.  Please refer to your proxy card for further instructions on how to vote.

The following pages give you additional information about the Proposals on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

6

Table of Contents
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		i

INSTRUCTIONS FOR EXECUTING PROXY CARDS		iii

PROXY STATEMENT		1

PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION		3

A.	OVERVIEW	3
B.	REASONS FOR THE PROPOSED REORGANIZATIONS	4
C.	BOARD CONSIDERATIONS	5
D.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS	6
E.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	6
F.	PERFORMANCE INFORMATION	21
G.	COMPARISON OF SHAREHOLDER SERVICES	30
H.	COMPARISON OF VALUATION PROCEDURES	31
I.	MANAGEMENT	31
J.	CAPITALIZATION	32
K.	SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION	35
L.	FEDERAL INCOME TAX CONSEQUENCES	36
M.	CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS	37
N.	Expenses Related to Proposal 1	40
O.	Vote Required for Proposal 1	41

Proposal 2 – To Approve the Manager of Managers arrangement		42

A.	Overview	42
B.	Benefit to the New Funds	42
C.	Effect on Fees and Quality of Advisory Services	43
D.	Conditions for Establishing a Manager of Managers Arrangement	43
E.	Expenses Related to Proposal 2	43
F.	Vote Required for Proposal 2	44
ADDITIONAL INFORMATION		44
OTHER BUSINESS		46
SUBMISSION OF SHAREHOLDER PROPOSALS		46
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES		46
SOLICITATION OF SHAREHOLDER VOTE		46
QUORUM AND REQUIRED VOTE FOR THE FUNDS		46
HOUSEHOLDING		47

BROWN ADVISORY FUNDS

Brown Advisory Growth Equity Fund
Brown Advisory Value Equity Fund
Brown Advisory Flexible Value Fund
 Brown Advisory Small-Cap Growth Fund
 Brown Advisory Small-Cap Fundamental Value Fund
 Brown Advisory Opportunity Fund
 Brown Advisory Maryland Bond Fund
 Brown Advisory Intermediate Income Fund
 Brown Advisory Tactical Bond Fund
Brown Advisory Equity Income Fund

(each a series of Professionally Managed Portfolios)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR September 26, 2012

A Special Meeting of Shareholders (the “Special Meeting”) of the Brown Advisory Funds (each, a “Fund”), each a series of Professionally Managed Portfolios (the “Trust”), will be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor,, on September 26, 2012, at 10:00 a.m., Central Time.

The purpose of the Special Meeting is to consider and act upon the following proposals, by the shareholders of each Fund voting separately:

Proposal 1:	Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of Brown Advisory Funds, in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively, the “Proposed Reorganizations”);

Proposal 2:	Approval of a “manager of managers” arrangement that would permit the Funds and the Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), the Funds’ and New Funds’ investment adviser, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of Trustees (the “Board”) of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the affected New Fund; and

Proposal 3:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

i

The Board of Trustees of the Trust has fixed the close of business on July 20, 2012 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Trustees,

Elaine E. Richards
Secretary
Professionally Managed Portfolios

[    ], 2012

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Special Meeting in person.  Any shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.  In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ii

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee
		2)	ABC Trust	Jane Smith, Trustee
			Jane Smith, Trustee u/t/d 12/28/78	Jane Smith, Trustee

	C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.
2.	Call the toll-free number or visit the web site indicated on your proxy card.
3.	Enter the number found in the shaded box on the front of your proxy card.
4.	Follow the recorded or on-line instructions to cast your vote.

iii

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

BROWN ADVISORY FUNDS
(each a series of Professionally Managed Portfolios)

To be held on September 26, 2012

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of shareholders of the Brown Advisory Funds (each a “Fund”), each a series of Professionally Managed Portfolios (the “Trust”), and at any adjournments thereof, to be held on September 26, 2012 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposals (the “Proposals”) by the shareholders of each Fund voting separately:

Proposal 1:	Approval of an Agreement and Plan of Reorganization under which all of the assets of a Fund will be transferred to a corresponding newly formed series (each a “New Fund” and together the “New Funds”) of Brown Advisory Funds (the “New Trust”), in exchange solely for (i) shares of the New Fund having equal value, which will be distributed proportionately by class to the shareholders of the Fund as indicated below, and (ii) the New Fund’s assumption of the Fund’s liabilities (each a “Proposed Reorganization” and collectively the “Proposed Reorganizations”)

Proposal 2:	Approval of a “manager of managers” arrangement that, upon the completion of the Proposed Reorganizations, would permit the New Funds and Brown Advisory, LLC (“Brown Advisory” or the “Adviser”), the Funds’ and New Funds’ investment adviser, to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of Trustees (“Board” or “Trustees”) of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the affected New Fund (the “Manager of Managers Arrangement”)

Proposal 3:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Trust.

Shareholders of record at the close of business on the record date established as July 20, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting.  The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website – www.proxyonline.com/docs/brownadvisoryfunds.pdf – and are being mailed to Shareholders on or about August 3, 2012.

PROPOSAL 1 – APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

A.           OVERVIEW

At meetings held on May 14-15, 2012, the Board of the Trust, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), considered and unanimously approved a form of Agreement and Plan of Reorganization, a copy of the form of which is attached to this Proxy Statement as Appendix A (the “Plan of  Reorganization”).  Under the Plan of Reorganization and the Proposed Reorganizations, each Fund, a series of the Trust, will assign all of its assets to a corresponding New Fund, a series of the New Trust, in exchange solely for (1) a number of New Fund shares of each class equivalent in number and value to shares of the corresponding class of the Fund outstanding immediately prior to the Closing Date (as defined herein), and (2) the New Fund’s assumption of the Fund’s liabilities, followed by a distribution of those shares to Fund shareholders so that each Fund shareholder would receive shares of the New Fund equivalent in number and value to the Fund shares held by such shareholder on the closing date of the transaction, which is currently set to be on or about October 19,  2012 (the “Closing Date”).  Like the Trust, the New Trust is an open-end investment company registered with the Securities and Exchange Commission (“SEC”).

If the Plan of Reorganization is approved by a Fund’s shareholders, they will become shareholders of the corresponding New Fund as set forth below:

Fund (Class)	Proposed to be Reorganized into	New Fund (Class)
Brown Advisory Growth Equity Fund Institutional Shares (BIAGX) Advisor Shares (BAGAX)	è	Brown Advisory Growth Equity Fund (new) Investor Shares (BIAGX) Advisor Shares (BAGAX)
Brown Advisory Value Equity Fund Institutional Shares (BIAVX) Advisor Shares (BAVAX)	è	Brown Advisory Value Equity Fund (new) Investor Shares (BIAVX) Advisor Shares (BAVAX)
Brown Advisory Flexible Value Fund Institutional Shares (BIAFX) Advisor Shares (BAFVX)	è	Brown Advisory Flexible Value Fund (new) Investor Shares (BIAFX) Advisor Shares (BAFVX)
Brown Advisory Small-Cap Growth Fund Institutional Shares (BIASX) Advisor Shares (BASAX) D Shares (BIAAX)	è	Brown Advisory Small-Cap Growth Fund (new) Investor Shares (BIASX) Advisor Shares (BASAX) Institutional Shares ([BAFSX])
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares (BIAUX) Advisor Shares (BAUAX)	è	Brown Advisory Small-Cap Fundamental Value Fund (new) Investor Shares (BIAUX) Advisor Shares (BAUAX)
Brown Advisory Opportunity Fund Institutional Shares (BIAOX)	è	Brown Advisory Opportunity Fund (new) Investor Shares (BIAOX)
Brown Advisory Maryland Bond Fund Institutional Shares (BIAMX)	è	Brown Advisory Maryland Bond Fund (new) Investor Shares (BIAMX)

Brown Advisory Intermediate Income Fund Institutional Shares (BIAIX) Advisor Shares (BIATX)	è	Brown Advisory Intermediate Income Fund (new) Investor Shares (BIAIX) Advisor Shares (BIATX)
Brown Advisory Tactical Bond Fund Advisor Shares (BATBX)	è	Brown Advisory Tactical Bond Fund (new) Advisor Shares (BATBX)
Brown Advisory Equity Income Fund Institutional Shares (BIADX) Advisor Shares (BADAX)	è	Brown Advisory Equity Income Fund (new) Investor Shares (BIADX) Advisor Shares (BADAX)

  Each New Fund’s name, investment objective, principal investment strategies, risks and investment limitations are identical to those of the corresponding Fund.

In addition, the current investment adviser to the Funds, Brown Advisory, will continue to serve as the investment adviser to the New Funds and the New Funds will employ the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Funds.

There are some differences between the New Funds and the Funds.  In particular, the New Funds are subject to different fee structures.  However, Brown Advisory has agreed to maintain the Funds’ current fee caps set forth in the Operating Expense Limitation Agreement for the New Funds until October 31, 2014 following the completion of the Proposed Reorganizations.  In addition, the Trust and New Trust are organized under different state laws, and Board of the Trust is different from the Board of the New Trust.

If approved, the Closing Date for the Proposed Reorganizations is expected to be on or about October 19, 2012, although the date may be adjusted in accordance with the Plan of Reorganization.  The Proposed Reorganizations are expected to be tax-free to the Funds and their shareholders.

B.            REASONS FOR THE PROPOSED REORGANIZATIONS

The Funds are currently series of the Trust, which is a Massachusetts business trust.  The Trust is organized as a “master-series trust” or “MST,” whereby a common Board of Trustees provides oversight to, and a common set of service providers provide non-investment management services to, a number of different funds managed by a number of different unaffiliated investment managers. The Funds form only a part of the Trust and Brown Advisory is one of a number of investment advisers that provide investment management services to various funds in the Trust. This structure is in contrast to the more common mutual fund structure whereby all of the funds overseen by a board in an investment company complex have a common investment adviser. The Board of the Trust believes that the MST structure can often provide for significant benefits and efficiencies to funds and their shareholders. The MST structure can also provide for certain benefits for investment advisers who must often subsidize new funds until they grow to a size sufficient to enable them offer an attractive expense structure.

The Board of the Trust understands, however, that the benefits of the MST structure may be less pronounced in certain circumstances than in others. As a result of Brown Advisory’s focused growth strategy for its businesses, Brown Advisory expects to continue to grow the Funds and to expand the number of fund offerings it provides. This effort has led Brown Advisory to conclude that the Funds would be well served by the more traditional structure, whereby the Board for the New Trust can focus its entire attention to Brown Advisory and its business and on the Brown Advisory Funds. While Brown Advisory believes that the Board of the Trust has served the Funds and their shareholders well, Brown Advisory also believes that given this growth strategy, it would be appropriate at this time to restructure the Funds into the more traditional format. Under this structure, the Board of the New Trust will oversee the New Funds, and any newly created series of the New Trust, each of which will be advised by Brown Advisory.

C.           BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Trust’s Board, including all of the Independent Trustees, has determined that each Proposed Reorganization is in the best interests of the participating Fund and its shareholders and that the interests of existing shareholders of the Funds will not be diluted as a result of the Proposed Reorganization.

The Board considered the following matters, among others, in approving the Proposal:

Recommendation of Brown Advisory.  The Board reviewed Brown Advisory’s recommendation that each Fund reorganize into the corresponding New Fund.

The Terms and Conditions of the Proposed Reorganizations.  The Board reviewed and approved the terms of the Plan of Reorganization, noting that the Proposed Reorganizations would be submitted to the Funds’ shareholders for approval.

No Dilution of Shareholder Interests.  The Board considered that the Proposed Reorganizations would not result in a dilution of shareholder interests.

Expenses Relating to the Proposed Reorganizations.  The Board noted that Brown Advisory will bear the costs associated with the Proposed Reorganizations, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios and Continuation of Cap on Expenses.  The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the section entitled “Comparison of Current and Pro Forma Fees and Expenses” of this Proxy Statement.  The Board noted that, although the fee structure of the shares of the New Funds differs from the shares of the Funds, and, on a pro forma basis, the Total Annual Fund Operating Expenses of the New Funds are projected to be higher than the Total Annual Fund Operating Expenses of the Funds, the Adviser has agreed to maintain the Funds’ current fee caps under the Operating Expense Limitation Agreement for each New Fund until October 31, 2014.

Investment Objectives, Investment Strategies, Policies, Limitations and Risks.  The Board noted and considered that the investment objectives, principal investment strategies, fundamental and non-fundamental limitations and risks of each New Fund are identical to the investment objectives, principal investment strategies, fundamental and non-fundamental investment limitations and risks of the corresponding Fund.

Investment Adviser and Third Party Service Arrangements.  The Board noted that the New Funds would continue to engage Brown Advisory as the investment adviser, with each New Fund retaining the same portfolio manager(s) as each Fund and the retention of the Third Party Service Providers as service providers.

Assumption of Liabilities.  The Board took note of the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the corresponding Fund.

Tax Consequences.  The Board considered that each Proposed Reorganization is expected not to result in taxable income or gain or other adverse federal tax consequences.

Based on the Adviser’s recommendation, the Board of the Trust unanimously approved the Proposed Reorganizations, subject to the solicitation of the shareholders of the Funds to vote “FOR” the approval of the Plan of Reorganization and their approval thereof.

D.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS

The investment objective, principal investment strategies, risks and investment limitations of each Fund and the corresponding New Fund are identical.  Each New Fund is newly organized and will commence operation on the next business day after the Closing Date.  Each Fund’s and New Fund’s investment objective and principal investment strategies are outlined further in Appendix B, principal risks are outlined further in Appendix C and fundamental and non-fundamental limitations are outlined further in Appendix D.

E.           COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

The following table reflects current annual fund expense ratios for each Fund and corresponding New Fund as a percentage of the Fund’s daily net assets, both before (total) and after (net) expense waivers and reimbursements as of October 31, 2011, as supplemented on December 22, 2011 (except the Brown Advisory Tactical Bond Fund and Brown Advisory Equity Income Fund), September 30, 2011 for the Brown Advisory Tactical Bond Fund, and December 30, 2011 for the Brown Advisory Equity Income Fund.
The pro forma expenses show the anticipated effects, if any, of the Proposed Reorganizations on both total and net annual fund operating expenses of each Fund.

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Growth Equity Fund
Total Annual Fund Operating Expenses	0.94%	0.96%	1.14%	1.21%	N/A	N/A
Net Expenses	0.94%	0.96%	1.14%	1.21%	N/A	N/A
Brown Advisory Value Equity Fund
Total Annual Fund Operating Expenses	0.93%	0.95%	1.13%	1.20%	N/A	N/A
Net Expenses	0.93%	0.95%	1.13%	1.20%	N/A	N/A
Brown Advisory Flexible Value Fund
Total Annual Fund Operating Expenses	1.33%	1.25%	1.54%	1.51%	N/A	N/A
Net Expenses	1.16%	1.16%	1.36%	1.36%	N/A	N/A
Brown Advisory Small- Cap Growth Fund
Total Annual Fund Operating Expenses	1.19%	1.21%	1.45%	1.52%	1.14%	1.06%
Net Expenses	1.19%	1.21%	1.45%	1.52%	1.14%	1.06%
Brown Advisory Small- Cap Fundamental Value Fund
Total Annual Fund Operating Expenses	1.50%	1.52%	1.70%	1.77%	N/A	N/A
Net Expenses	1.50%	1.52%	1.70%	1.77%	N/A	N/A

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Opportunity Fund
Total Annual Fund Operating Expenses	1.79%	1.81%	N/A	N/A	N/A	N/A
Net Expenses	1.51%	1.51%	N/A	N/A	N/A	N/A
Brown Advisory Maryland Bond Fund
Total Annual Fund Operating Expenses	0.52%	0.54%	N/A	N/A	N/A	N/A
Net Expenses	0.52%	0.54%	N/A	N/A	N/A	N/A
Brown Advisory Intermediate Income Fund
Total Annual Fund Operating Expenses	0.53%	0.55%	0.73%	0.80%	N/A	N/A
Net Expenses	0.53%	0.55%	0.73%	0.80%	N/A	N/A
Brown Advisory Tactical Bond Fund
Total Annual Fund Operating Expenses	NA	NA	1.36%	1.43%	N/A	N/A
Net Expenses	NA	NA	1.36%	1.43%	N/A	N/A
Brown Advisory Equity Income Fund
Total Annual Fund Operating Expenses	1.21%	1.23%	1.41%	1.48%	N/A	N/A
Net Expenses	1.16%	1.16%	1.36%	1.36%	N/A	N/A

As indicated below, there are some differences between the contractual fees charged to the existing share classes of the Funds and the new share classes of the New Funds. In particular, as shown in the chart below, the new share classes of the New Funds are subject to: (1) a lower management fee than the management fee currently charged to the Funds; (2) a new business management fee paid to Brown Advisory for providing the New Funds with necessary and appropriate management and operations supervision and services; and (3) a shareholder service fee that is higher than the shareholder services fee currently charged to the existing share classes of the Funds, and, as a result, the New Funds, on a pro forma basis, are projected to have higher Total Annual Fund Operating Expenses.

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Growth Equity Fund
Management Fee	0.75%	0.60%	0.75%	0.60%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	None	0.15%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Value Equity Fund
Management Fee	0.75%	0.60%	0.75%	0.60%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	None	0.15%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A
Brown Advisory Flexible Value Fund
Management Fee	0.85%	0.60%	0.85%	0.60%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	None	0.15%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A
Brown Advisory Small- Cap Growth Fund
Management Fee	1.00%	0.85%	1.00%	0.85%	1.00%	0.85%
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	None	None
Shareholder Service Fees	0.05%	0.15%	None	0.15%	None	None
Business Management Fee	None	0.05%	None	0.05%	None	0.05%
Brown Advisory Small- Cap Fundamental Value Fund
Management Fee	1.00%	0.85%	1.00%	0.85%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	None	0.15%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A
Brown Advisory Opportunity Fund
Management Fee	1.00%	0.85%	N/A	N/A	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	N/A	N/A	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	N/A	N/A	N/A	N/A
Business Management Fee	None	0.05%	N/A	N/A	N/A	N/A
Brown Advisory Maryland Bond Fund
Management Fee	0.35%	0.30%	N/A	N/A	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	N/A	N/A	N/A	N/A
Shareholder Service Fees	0.05%	0.05%	N/A	N/A	N/A	N/A
Business Management Fee	None	0.05%	N/A	N/A	N/A	N/A

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Intermediate Income Fund
Management Fee	0.35%	0.30%	0.35%	0.30%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.05%	None	0.05%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A
Brown Advisory Tactical Bond Fund
Management Fee	N/A	N/A	0.75%	0.60%	N/A	N/A
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	N/A	N/A	None	0.15%	N/A	N/A
Business Management Fee	N/A	N/A	None	0.05%	N/A	N/A
Brown Advisory Equity Income Fund
Management Fee	0.75%	0.60%	0.75%	0.60%	N/A	N/A
Distribution and/or Service (12b-1) Fees	None	None	0.25%	0.25%	N/A	N/A
Shareholder Service Fees	0.05%	0.15%	None	0.15%	N/A	N/A
Business Management Fee	None	0.05%	None	0.05%	N/A	N/A

Although the fee structures differ as shown above, if the Proposed Reorganization is approved, the Adviser has contractually agreed to reduce its fees and/or pay New Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to limit Total Annual Fund Operating Expenses to amounts equal to the current contractual arrangements for each Fund, as shown in the chart below until October 31, 2014.

	Current Institutional Shares	Pro Forma Investor Shares	Current Advisor Shares	Pro Forma Advisor Shares	Current D Shares	Pro Forma Institutional Shares
Brown Advisory Growth Equity Fund	1.15%	1.15%	1.35%	1.35%	N/A	N/A
Brown Advisory Value Equity Fund	1.15%	1.15%	1.35%	1.35%	N/A	N/A
Brown Advisory Flexible Value Fund	1.15%	1.15%	1.35%	1.35%	N/A	N/A
Brown Advisory Small-Cap Growth Fund	1.40%	1.40%	1.60%	1.60%	1.35%	1.25%
Brown Advisory Small-Cap Fundamental Value Fund	1.40%	1.40%	1.60%	1.60%	N/A	N/A
Brown Advisory Opportunity Fund	1.50%	1.50%	N/A	1.70%	N/A	N/A
Brown Advisory Maryland Bond Fund	0.60%	0.60%	N/A	N/A	N/A	N/A
Brown Advisory Intermediate Income Fund	0.60%	0.60%	0.80%	0.80%	N/A	N/A
Brown Advisory Tactical Bond Fund	N/A	N/A	1.75%	1.75%	N/A	N/A
Brown Advisory Equity Income Fund	1.15%	1.15%	1.35%	1.35%	N/A	N/A

Comparative Fee Tables

The comparative fee tables on the following pages are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund.  The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares.  A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

The pro forma shareholder fees and operating expenses, which show the anticipated effects of the Proposed Reorganizations on both shareholder fees and operating expenses, reflect that the New Funds are projected to have higher shareholder fees and operating expenses on a pro forma basis.  The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Funds as of October 31, 2011 (as supplemented on December 22, 2011) for all New Funds except for the Brown Advisory Tactical Bond Fund, which is as of September 30, 2011, and the Brown Advisory Tactical Bond Fund, which is as of December 30, 2011.

The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the Fund is expected to incur going forward.

1.           Brown Advisory Growth Equity Fund

Brown Advisory Growth Equity Fund	Current		Pro Forma
(fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.15%	0.15%
Other Expenses	0.14%	0.14%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.94%	1.14%	0.96%	1.21%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$96	$300	$520	$1,155
Pro Forma Investor Shares	$98	$306	$531	$1,178
Current Advisor shares	$116	$362	$628	$1,386
Pro Forma Advisor Shares	$123	$384	$665	$1,466

2.           Brown Advisory Value Equity Fund

Brown Advisory Value Equity Fund	Current		Pro Forma
(fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.15%	0.15%
Other Expenses	0.13%	0.13%	0.20%	0.20%
Total Annual Fund Operating Expenses	0.93%	1.13%	0.95%	1.20%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$95	$296	$515	$1,143
Pro Forma Investor Shares	$97	$303	$525	$1,166
Current Advisor shares	$115	$359	$622	$1,375
Pro Forma Advisor Shares	$122	$381	$660	$1,455

3.           Brown Advisory Flexible Value Fund

Brown Advisory Flexible Value Fund	Current		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.15%	0.15%
Other Expenses	0.42%	0.43%	0.49%	0.50%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.33%	1.54%	1.25%	1.51%
Fee Waiver and Expense Reimbursement	-0.17%	-0.18%	-0.09%	-0.15%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (1)(2)	1.16%(1)	1.36%(1)	1.16%(2)	1.36%(2)
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and Advisor Shares to 1.15% and 1.35%, respectively, of the Fund’s average daily net assets through October 31, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after October 31, 2012 by the Board of Trustees upon 60 days notice to the Advisor, or by the Adviser with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Investor Shares and Advisor Shares to  1.15% and 1.35%`, respectively, of the Fund’s average daily net assets through October 31, 2014.  The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees upon 60 days written notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$118	$405	$713	$1,587
Pro Forma Investor Shares	$118	$378	$668	$1,494
Current Advisor shares	$138	$469	$822	$1,819
Pro Forma Advisor Shares	$138	$447	$794	$1,773

4.           Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund	Current			Pro Forma
(fees paid directly from your investment)	D Shares	Institutional Shares	Advisor Shares	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	None	1.00%	1.00%	None	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	None	1.00%	1.00%	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	None	0.25%	None	None	0.25%
Shareholder Servicing Fee	None	0.05%	None	None	0.15%	0.15%
Other Expenses	0.13%	0.13%	0.19%	0.20%	0.20%	0.26%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.14%	1.19%	1.45%	1.06%	1.21%	1.52%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current D Shares	$116	$362	$628	$1,386
Pro Forma Institutional Shares	$108	$337	$585	$1,294
Current Institutional Shares	$121	$378	$654	$1,433
Pro Forma Investor Shares	$123	$384	$665	$1,466
Current Advisor shares	$148	$459	$792	$1,735
Pro Forma Advisor Shares	$155	$480	$829	$1,813

5.           Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Small-Cap Fundamental Value Fund	Current		Pro Forma
(fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.15%	0.15%
Other Expenses	0.19%	0.19%	0.26%	0.26%
Acquired Fund Fees and Expenses	0.26%	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.50%	1.70%	1.52%	1.77%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$153	$474	$818	$1,791
Pro Forma Investor Shares	$155	$480	$829	$1,813
Current Advisor shares	$173	$536	$923	$2,009
Pro Forma Advisor Shares	$180	$557	$959	$2,084

6.           Brown Advisory Opportunity Fund

Brown Advisory Opportunity Fund	Current	Pro Forma
Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.85%
Distribution and/or Service (12b-1) Fees	None	None
Shareholder Servicing Fees	0.05%	0.15%
Other Expenses	0.73%	0.80%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.79%	1.81%
Fee Waiver and Expense Reimbursement	-0.28%	-0.30%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (1)(2)	1.51%(1)	1.51%(2)
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares to 1.50% of the Fund’s average daily through October 31, 2012.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after October 31, 2012 by the Board of Trustees upon 60 days notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Investor Shares to 1.50% of the Fund’s average daily net assets through October 31, 2014.  The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees upon 60 days written notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$154	$536	$944	$2,082
Pro Forma Investor Shares	$154	$509	$921	$2,070

7.           Brown Advisory Maryland Bond Fund

Brown Advisory Maryland Bond Fund	Current	Pro Forma
(fees paid directly from your investment)	Institutional Shares	Investor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.30%
Distribution and/or Service (12b-1) Fees	None	None
Shareholder Servicing Fees	0.05%	0.05%
Other Expenses	0.11%	0.18%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.52%	0.54%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$53	$167	$291	$653
Pro Forma Investor Shares	$55	$173	$302	$677

8.           Brown Advisory Intermediate Income Fund

Brown Advisory Intermediate Income Fund	Current		Pro Forma
(fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.35%	0.30%	0.30%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.05%	0.05%
Other Expenses	0.12%	0.12%	0.19%	0.19%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.53%	0.73%	0.55%	0.80%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$54	$170	$296	$665
Pro Forma Investor Shares	$56	$176	$307	$689
Current Advisor shares	$75	$233	$406	$906
Pro Forma Advisor Shares	$82	$255	$444	$990

9.           Brown Advisory Tactical Bond Fund

Brown Advisory Tactical Bond Fund	Current	Pro Forma
(fees paid directly from your investment)	Advisor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Shareholder Servicing Fees	0.05%	0.15%
Other Expenses	0.25%	0.37%
Acquired Fund Fees and Expenses	0.02%	0.02%
Interest and Dividend Expense on Securities Sold Short	0.04%	0.04%
Total Annual Fund Operating Expenses	1.36%	1.43%

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same.   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Advisor shares	$138	$431	$745	$1,635
Pro Forma Advisor Shares	$146	$452	$782	$1,713

10.	Brown Advisory Equity Income Fund

Brown Advisory Equity Income Fund	Current		Pro Forma
Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	None	0.25%	None	0.25%
Shareholder Servicing Fees	0.05%	None	0.15%	0.15%
Other Expenses	0.40%	0.40%	0.47%	0.47%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.41%	1.23%	1.48%
Fee Waiver and Expense Reimbursement	-0.05%	-0.05%	-0.07%	-0.12%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement (1)(2)	1.16%(1)	1.36%(1)	1.16%(2)	1.36%(2)
(1)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest expense in connection with investment activities, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and Advisor Shares to 1.15% and 1.35%, respectively, of the Fund’s average daily net assets through December 30, 2013.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after December 30, 2013 by the Board of Trustees upon 60 days notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

(2)
The Adviser has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Investor Shares and Advisor Shares to 1.15% and 1.35%, respectively, of the Fund’s average daily net assets through October 31, 2014.  The contractual waivers and expense reimbursements may be changed or eliminated at any time by the Board of Trustees upon 60 days written notice to the Adviser, or by the Adviser with the consent of the Board of Trustees.

Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation of 1 year for the Fund and 2 years for the New Fund).   Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Current Institutional Shares	$118	$379	$660	$1,462
Pro Forma Investor Shares	$118	$376	$662	$1,475
Current Advisor shares	$138	$441	$766	$1,687
Pro Forma Advisor Shares	$138	$443	$784	$1,746

F.           PERFORMANCE INFORMATION

The information in this section shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time.  The bar charts depict a Funds’ annual total return for each of the last 10 calendar years (or since inception of the Fund if shorter).  The tables below provide the average annual total return information for the Funds and their share classes, and include both before- and after-tax returns for select share classes.  Each Fund’s average annual returns for one-, five- and ten-year periods (or since inception of the Fund if shorter) are compared to the performance of an appropriate broad-based index.

The New Funds have not yet commenced operations and therefore have no performance history.  However, if the Proposed Reorganizations are approved by shareholders, each New Fund will acquire all of the assets, and assume all of the liabilities, of the corresponding Fund and will adopt the financial statements and performance history of the corresponding Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or individual retirement accounts.  After-tax returns are shown only for the Institutional Shares.  After-tax returns for the Advisor Shares will vary.

Prior to April 12, 2010, each of the Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund was a series of Forum Funds (each a “Predecessor Fund”), which was reorganized into its respective Fund.  Performance shown prior to April 12, 2010 is that of the respective Predecessor Fund.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

1.           Brown Advisory Growth Equity Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Growth Equity Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	-0.31%	4.92%	3.85%
– Return After Taxes on Distributions	-0.31%	4.91%	3.81%
– Return After Taxes on Distributions and Sale of Fund Shares	-0.20%	4.23%	3.33%
Advisor Shares
– Return Before Taxes	-0.64%	4.45%	3.51%
Russell 1000® Growth Index (reflects no deduction for fees, expenses and taxes)	2.64%	2.50%	2.60%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	2.11%	-0.25%	2.92%

NOTE:  Institutional Shares of the Growth Equity Fund commenced operations on June 28, 1999 as part of the Predecessor Growth Equity Fund.  Advisor Shares commenced operations on May 18, 2006 as part of the Predecessor Growth Equity Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.

2.           Brown Advisory Value Equity Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Value Equity Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	Since Inception (1/28/03)
Institutional Shares
– Return Before Taxes	-1.95%	-2.02%	6.23%
– Return After Taxes on Distributions	-2.14%	-2.53%	5.27%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.01%	-1.79%	5.13%
Advisor Shares
– Return Before Taxes	-2.24%	-2.46%	5.84%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	0.39%	-2.64%	6.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	6.49%

NOTE:  Institutional Shares of the Value Equity Fund commenced operations on January 28, 2003 as part of the Predecessor Value Equity Fund.  Advisor Shares commenced operations on April 25, 2006 as part of the Predecessor Value Equity Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.

3.           Brown Advisory Flexible Value Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Flexible Value Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	Since Inception (11/30/06)
Institutional Shares
– Return Before Taxes	4.04%	-2.06%	-1.62%
– Return After Taxes on Distributions	3.97%	-2.17%	-1.73%
– Return After Taxes on Distributions and Sale of Fund Shares	2.72%	-1.78%	-1.41%
Advisor Shares
– Return Before Taxes	3.79%	-2.36%	-1.91%
S&P 500® Index (reflects no deduction for fees, expenses and taxes)	2.11%	-0.25%	0.03%

NOTE: Institutional Shares of the Flexible Value Fund commenced operations on November 30, 2006 as part of the Predecessor Flexible Value Fund.  Advisor Shares commenced operations on January 24, 2007 as part of the Predecessor Flexible Value Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.

4.           Brown Advisory Small-Cap Growth Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Small-Cap Growth Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	-2.71%	4.60%	3.59%
– Return After Taxes on Distributions	-3.00%	4.16%	3.38%
– Return After Taxes on Distributions and Sale of Fund Shares	-1.38%	3.89%	3.09%
Advisor Shares
– Return Before Taxes	-3.08%	4.09%	3.21%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	-2.91%	2.09%	4.48%

NOTE:  Institutional Shares of the Small-Cap Growth Fund commenced operations on June 28, 1999 as part of the Predecessor Small-Cap Growth Fund.  Advisor Shares commenced operations on April 25, 2006 as part of the Predecessor Small-Cap Growth Fund.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.

5.           Brown Advisory Small-Cap Fundamental Value Fund – Institutional Shares

Calendar Year Total Returns

Brown Advisory Small-Cap Fundamental Value Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	Since Inception (12/31/08)
Institutional Shares
– Return Before Taxes	2.05%	17.86%
– Return After Taxes on Distributions	0.71%	16.71%
– Return After Taxes on Distributions and Sale of Fund Shares	2.07%	15.01%
Advisor Shares
– Return Before Taxes	1.80%	17.61%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	-5.50%	12.36%

NOTE:  Institutional Shares of the Small-Cap Fundamental Value Fund commenced operations on December 31, 2008 as part of the Predecessor Small-Cap Fundamental Value Fund.  Advisor Shares of the Small-Cap Fundamental Value Fund commenced operations on July 28, 2011.  Performance shown prior to inception of the Advisor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Advisor Shares.  Prior to July 1, 2011, the Advisor Shares were known as A Shares.

6.           Brown Advisory Opportunity Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Opportunity Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	1.96%	1.22%	-0.49%
– Return After Taxes on Distributions	1.96%	1.22%	-0.49%
– Return After Taxes on Distributions and Sale of Fund Shares	1.27%	1.04%	-0.42%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	1.03%	-0.01%	3.51%

7.           Brown Advisory Maryland Bond Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Maryland Bond Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	5.60%	4.15%	3.86%
– Return After Taxes on Distributions	5.53%	4.13%	3.85%
– Return After Taxes on Distributions and Sale of Fund Shares	4.58%	3.96%	3.74%
Barclays 1-10 Year Blended Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.62%	5.37%	4.81%

8.           Brown Advisory Intermediate Income Fund – Institutional Shares
Calendar Year Total Returns

Brown Advisory Intermediate Income Fund
Average Annual Total Returns
For the period ended December 31, 2011	1 Year	5 Years	10 Years
Institutional Shares
– Return Before Taxes	6.11%	5.81%	4.91%
– Return After Taxes on Distributions	4.70%	4.33%	3.40%
– Return After Taxes on Distributions and Sale of Fund Shares	4.35%	4.14%	3.32%
Advisor Shares
– Return Before Taxes	5.91%	5.55%	4.64%
Barclays U.S. Intermediate Aggregate Bond Index (reflects no deduction for fees, expenses and taxes)	5.97%	6.09%	5.39%

9.           Brown Advisory Tactical Bond Fund

Because the Brown Advisory Tactical Bond Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.

10.           Brown Advisory Equity Income Fund

Because the Brown Advisory Equity Income Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.

G.           COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

Each New Fund will offer the same shareholder purchase and redemption services as the corresponding Fund, including telephone purchases and redemptions.   Shares of each New Fund may be purchased and redeemed at the net asset value of the shares of that New Fund class next calculated (minus any applicable redemption/exchange fee in the case of redemptions or exchanges) after the transfer agent receives your request in proper form.

Minimum Initial and Subsequent Investment Amounts

You can open an account and add to your account in the Funds by contacting your financial intermediary or by mailing a check or wiring money into your account.  The New Funds will offer the same account minimums and automatic investment plan as the Funds. Note: the Brown Advisory Small-Cap Growth Fund D Shares are closed to new investors and current shareholders may not purchase additional shares except through a pre-established automatic distribution reinvestment program.  The initial minimum and subsequent investments for each New Fund and account types are summarized below:

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
	$1,000,000	$100
Investor Shares
– Standard Accounts	$5,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Redemptions

You may redeem any or all of your shares in the Funds or, after the Proposed Reorganizations, the New Funds by writing or telephoning the Funds or New Funds, as well as by participating in the Funds’ systematic withdrawal plan.  You may redeem a specified amount of money from your account once a month on a specified date.  These payments are sent from your account to a designated bank account by ACH payment.  Systematic withdrawals must be for at least $250.

Dividends and other Distributions

Each New Fund will have the same dividend and other distribution policy as the corresponding Fund.  Shareholders who have elected to have dividends and capital gain distributions reinvested in a Fund’s shares will continue to have dividends and capital gain distributions gains reinvested in the corresponding New Fund’s shares following the Proposed Reorganizations.

Fiscal Year

The Funds currently operate on a fiscal year ending June 30.  Following the Proposed Reorganization, each New Fund will assume the financial history of the corresponding Fund and will continue to operate on a fiscal year ending June 30 of each year.

Legal Structures

As a technical matter of law, the New Trust is organized under a Delaware statutory trust and the Trust is organized under the laws of Massachusetts.  Many mutual funds in the United States use one of these two forms of organization because they are functionally very similar and in either case are subject to the same federal regulation.  Further information about the current structure of the New Trust and the Trust is contained in Appendix E and in their respective governing documents and relevant state law.

H.           COMPARISON OF VALUATION PROCEDURES

Generally, the procedures by which the New Trust intends to value the securities of the New Funds are substantially similar to the procedures used by the Trust to value the securities of the Funds.  In all cases where quoted market prices are not available or quoted prices are deemed not to be representative of the market value of securities, both the New Trust and the Trust employ fair value procedures to value their securities in the Funds.   Material terms and differences between the policies of the New Trust and the Trust are described below.

Exchange Traded Securities.  For both the New Trust and the Trust, securities that are traded on an exchange are valued using the last reported sales price.  If a sales price is not readily available, the security is priced using the mean of the most recent quoted bid and asked prices.

Over the Counter Securities.  For both the New Trust and the Trust, securities that are not traded on an exchange are valued using the last reported sales price.  However, if a sales price is not readily available, the security is priced using the mean of the last quoted closing bid and asked prices.

Options and Futures.  For both the New Trust and the Trust, exchange traded options are valued at the composite price using the National Best Bid and Offer quotes.  Futures contracts are valued using the last reported sales price.  If prices for either options or futures contracts are not readily available as per the above, the New Trust and the Trust will implement their fair value procedures.

Money Market or Short-Term Instruments.  For both the New Trust and the Trust, money market instruments are valued at amortized cost.

Debt Securities.  For both the New Trust and the Trust, debt securities are valued using the mean between the closing bid and asked prices.  If the closing bid and asked prices are not readily available, the pricing service may provide a price determined by a matrix pricing method. In the absence of a reliable price from a pricing service, the New Trust and the Trust will implement their fair value procedures.

Foreign Securities.  For the New Trust and the Trust, foreign securities are priced in their local currencies as of the close of the primary exchange or market.  Foreign currencies are translated into U.S. dollars at the exchange rate as provided by the pricing service.

Fair Value Determinations.  For the New Trust and the Trust, the decision to fair value a portfolio security is made by each Board’s valuation committee when prices are not readily available or when, in the judgment of the Adviser, the prices available do not represent the fair value of the security.  The New Trust and Trust valuation committees may consider factors such as the fundamental analytical data relating to the security, the nature and duration of any restriction on the disposition of the security, and evaluation of any forces that influence the market, among others.  The New Trust and Trust valuation committees each report to their respective Board on a quarterly basis regarding any securities that have been fair valued.

I.           MANAGEMENT

Brown Advisory, LLC.  The New Funds will maintain the same investment adviser as their corresponding Funds.  Each Fund’s Adviser is Brown Advisory, LLC, 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.  The Adviser does business under the name of Brown Advisory.  The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company.  Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998.  The Adviser and its affiliates (“Brown”) have provided investment advisory and management services to clients for over 10 years.  Brown managed approximately $29 billion in client assets as of March 31, 2012.

The Adviser receives an annual advisory fee from each Fund at an annual rate of each Fund’s average daily net assets as indicated below.  For the fiscal year ended June 30, 2012, the Adviser received, after applicable fee waivers (“Advisory Fee Received”), an advisory fee at an annual rate of each Fund’s average daily net assets as follows:

Brown Advisory Growth Equity Fund	0.75%	0.75%
Brown Advisory Value Equity Fund	0.75%	0.75%
Brown Advisory Flexible Value Fund	0.85%	0.82%
Brown Advisory Small-Cap Growth Fund	1.00%	1.00%
Brown Advisory Small-Cap Fundamental Value Fund	1.00%	1.00%
Brown Advisory Opportunity Fund	1.00%	0.76%
Brown Advisory Maryland Bond Fund	0.35%	0.35%
Brown Advisory Intermediate Income Fund	0.35%	0.35%
Brown Advisory Tactical Bond Fund*	0.75%	0.75%
Brown Advisory Equity Income Fund*	0.75%	0.75%

*           The Brown Advisory Tactical Bond Fund and Brown Advisory Equity Income Fund commenced operations on September 30, 2011 and December 30, 2011, respectively.

Third Party Service Providers

Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, will continue to serve as the New Funds’ independent registered public accounting firm and will audit the financial statements and the financial highlights of the New Funds.

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, will continue to serve as the administrator, transfer agent, and fund accountant for the New Funds.

U.S. Bank National Association (“U.S. Bank”), 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of USBFS, will serve as the custodian for the portfolio securities, cash and other assets of all of the New Funds.

Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, WI 53202 will continue to serve as the New Funds’ Distributor.  USBFS, U.S. Bank and Quasar are affiliates.

J.           CAPITALIZATION

The following tables set forth as of June 30, 2012: (1) the unaudited capitalization of each Fund and the unaudited capitalization of the corresponding New Fund, and (2) the unaudited pro forma combined capitalization of that New Fund assuming the Proposed Reorganization has been approved.  If the Proposed Reorganizations are consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in each Fund and changes in net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Growth Equity Fund
Institutional Shares	$953,168,311	69,065,936	$13.80
Advisor Shares	$11,583,651	861,148	$13.45
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$953,168,311	69,065,936	$13.80
Advisor Shares	$11,583,651	861,148	$13.45

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Value Equity Fund
Institutional Shares	$157,004,764	12,764,488	$12.30
Advisor Shares	$2,201,372	178,147	$12.36
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$157,004,764	12,764,488	$12.30
Advisor Shares	$2,201,372	178,147	$12.36

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Flexible Value Fund
Institutional Shares	$37,475,134	3,872,635	$9.68
Advisor Shares	$1,079,318	111,507	$9.68
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$37,475,134	3,872,635	$9.68
Advisor Shares	$1,079,318	111,507	$9.68

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Small-Cap Growth Fund
Institutional Shares	$215,235,352	15,048,301	$14.30
Advisor Shares	$2,873,543	207,424	$13.85
D Shares	$6,941,575	244,896	$28.34
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Institutional Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$215,235,352	15,048,301	$14.30
Advisor Shares	$2,873,543	207,424	$13.85
Institutional Shares	$6,941,575	244,896	$28.34

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Small-Cap Fundamental Value Fund
Institutional Shares	$194,712,051	12,439,730	$15.65
Advisor Shares	$417,982	26,743	$15.63
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$194,712,051	12,439,730	$15.65
Advisor Shares	$417,982	26,743	$15.63

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Opportunity Fund
Institutional Shares	$8,486,486	566,969	$14.97
Advisor Shares	$0	0	$0
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$8,486,486	566,969	$14.97

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Maryland Bond Fund
Institutional Shares	$249,685,945	22,580,230	$11.06
New Fund
Investor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$249,685,945	22,580,230	$11.06

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Intermediate Income Fund
Institutional Shares	$290,651,430	25,571,779	$11.37
Advisor Shares	$19,524,701	1,748,983	$11.16
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$290,651,430	25,571,779	$11.37
Advisor Shares	$19,524,701	1,748,983	$11.16

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Tactical Bond Fund
Advisor Shares	$29,436,001	3,041,622	$9.68
New Fund
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Advisor Shares	$29,436,001	3,041,622	$9.68

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Brown Advisory Equity Income Fund
Institutional Shares	$105,006,446	10,014,053	$10.49
Advisor Shares	$633,408	60,431	$10.48
New Fund
Investor Shares	0	0	0
Advisor Shares	0	0	0
Pro Forma of New Fund (Fund + New Fund)
Investor Shares	$105,006,446	10,014,053	$10.49
Advisor Shares	$633,408	60,431	$10.48

K.           SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION

The following is a summary of the important terms of the Plan of Reorganization.  This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Plan of Reorganization

The Plan of Reorganization outlines several steps that will occur on the Closing Date, provided it is approved by a Fund’s shareholders.  The consummation of any Proposed Reorganization is not contingent on the consummation of any other Proposed Reorganization.  Thus, if any Fund’s shareholders do not approve the Plan of Reorganization with respect to that Fund, the Proposed Reorganization thereof will not be effected, but the Proposed Reorganizations of the other Funds will not be affected thereby.

Assuming that a Fund’s shareholders approve the Plan of Reorganization with respect thereto, the Proposed Reorganization involving that Fund will proceed as follows.  First, the Fund will transfer all of its assets to the corresponding New Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of all liabilities of the Fund.  Immediately thereafter, the Fund will liquidate and distribute the shares received from the New Fund to its shareholders in exchange for their shares of the Fund, by class.  This will be accomplished by opening an account on the books of the New Fund in the name of each shareholder of record of the Fund and by crediting to each such account the shares due to the shareholder in the Proposed Reorganization.  Every shareholder will own the same number of shares of the class of the New Fund as the number of Fund shares of the corresponding class held by the shareholder immediately before the Proposed Reorganization.  However, it is worth noting that the corresponding share class for the Institutional Shares of a Fund will be the Investor Shares of the New Fund and, with respect to the Brown Advisory Small-Cap Growth Fund, the corresponding share class for the D Shares will be the Institutional Shares.   For example, if you held 100 shares of the Institutional Share class of a Fund immediately prior to the Closing Date, those shares would be canceled and you would receive 100 shares of the Investor Share class of the corresponding New Fund.  The value of your investment immediately after the Proposed Reorganization should be the same as it was immediately prior to the Proposed Reorganization.  All of these transactions would occur as of the Closing Date.

Other Provisions

Each Proposed Reorganization is subject to a number of conditions set forth in the Plan of Reorganization.  Certain of these conditions may be waived by the Board of the Trust and/or the Board of the New Trust.  Two significant conditions that may not be waived are (a) the receipt by the Trust and New Trust of an opinion of counsel to the New Trust as to certain federal income tax aspects of the Proposed Reorganizations and (b) the approval of the Plan of Reorganization by shareholders of the Funds.  Under certain circumstances, the Plan of Reorganization may be terminated and the Proposed Reorganizations abandoned at any time prior to the Closing Date, before or after approval by the Funds’ shareholders, by the Board of the Trust or the New Trust.  In addition, the Plan of Reorganization may be amended upon mutual agreement.  However, shareholder approval would be required in order to amend the Plan of Reorganization subsequent to the Special Meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the Funds.

L.           FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Proposed Reorganization, the Trust and New Trust will receive an opinion of counsel to the New Trust to the effect that the Proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, provided a Proposed Reorganization so qualifies, the Fund, the New Fund, and the Fund’s shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Proposed Reorganization.  In addition, the tax basis of, and the holding period for, a New Fund’s shares received by each shareholder of the corresponding Fund in a Proposed Reorganization will be the same as the tax basis of, and the holding period for, the Fund’s shares exchanged by such shareholder in the Proposed Reorganization (provided that, with respect to the holding period for the New Fund’s shares received, the Fund’s shares exchanged must have been held as capital assets by the shareholder).

Each Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code.  Accordingly, each Fund believes it has been, and expects to continue to be, relieved of any federal income tax liability on its taxable income and net gains distributed to its shareholders.

Provided that a Proposed Reorganization qualifies as a tax-free reorganization under Section Section 368(a) of the Code, then for U.S. federal income tax purposes, generally:
●	The participating Fund will not recognize any gain or loss as a result of the Proposed Reorganization;
●
A Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund’s shares in exchange for such shareholder’s Fund shares pursuant to the Proposed Reorganization;

●	The tax basis in and holding period for the Fund’s assets will be maintained when transferred to the New Fund; and
●
A Fund shareholder’s aggregate tax basis in the New Fund shares received pursuant to the Proposed Reorganization will equal such shareholder’s aggregate tax basis in the Fund shares held immediately before the Proposed Reorganization.

Although the Trust is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.  Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

M.           CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Proposed Reorganizations, the operations of the New Funds will be overseen by the New Trust’s Board.  The business of the New Trust is managed under the direction of the New Trust’s Board in accordance with Governing Documents, which have been filed with the SEC.  The New Trust’s Board consists of six individuals, four of whom are Independent Trustees.  The Trust’s Board of Trustees consists of five Trustees, four of whom are Independent Trustees.

Pursuant to the Governing Documents of the New Trust, the New Trust’s Board is responsible for the overall management of the New Trust, including general supervision and review of the investment activities of the New Funds.  The New Trust’s Board, in turn, elects the officers of the New Trust (i.e., President, a Secretary, a Treasurer, a Chief Compliance Officer and a Principal Financial Officer), who are responsible for administering the day-to-day operations of the New Trust and its separate series.  The New Trust’s Board also retains the power to conduct, operate and carry on the business of the New Trust and has the power to incur and pay any expenses, which, in the opinion of the New Trust’s Board, are necessary or incidental to carry out any of New Trust’s purposes.  The Board of the Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the Trust.  The Trustees, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.  The Trust offers the same limitation of liability to its Trustees, officers, employees and agents.

Following is a list of the Trustees and executive officers of the New Trust and their principal occupation during the past five years.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Independent Trustees of the Trust(1)
Henry H. Hopkins Age: 69 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	Retired; Formerly, Vice President and Chief Legal Counsel, T. Rowe Price Associates, Inc. (investment management firm) (1998 to 2008)	2	None

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Kyle P. Legg Age: 60 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	Retired; Formerly President and Chief Executive Officer, Legg Mason Capital Management, LLC (investment management firm) (2006 to 2009)	2	Director, SunTrust Banks, Inc. (bank holding company) (since 2011) Director, Eastman Kodak Co. (printing equipment and supplies company) (since 2010)
Thomas F. O’Neil III Age: 55 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	President, Saranac Group LLC (strategic consulting firm) (since 2010) Formerly, Executive Vice Chairman (previously, Senior Vice President, General Counsel and Secretary) WellCare Health Plans, Inc. (managed healthcare organization) (2008 to 2009) Formerly, Partner and Joint Global Practice Group Leader, DLA Piper US LLP (law firm) (2002 to 2008)	2	None
Neal F. Triplett, CFA Age: 41 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since May 2012	President, DUMAC, Inc. (university endowment investment organization) (since 1999)	2	None

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Interested Trustees and Officers of the Trust
Michael D. Hankin(2) Age: 54 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term Since May 2012	President and Chief Executive Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 1993)	2	None
Joseph R. Hardiman(2) Age: 75 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Chairman and Trustee	Indefinite Term; Since May 2012	Business Consultant (financial services industry consulting)(since 1997) Formerly; Director of Brown Advisory Incorporated (investment management firm) (2001 to 2012)	2	Director of Franklin Resources, Inc. (investment management firm) (since 2005)
David M. Churchill Age: 46 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	President / Principal Executive Officer	Indefinite Term; Since May 2012	Chief Financial Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 1993)	Not Applicable	Not Applicable
Jason Meix Age: 33 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Treasurer / Principal Financial Officer	Indefinite Term; Since May 2012
Assistant Vice President, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2008)
Formerly, Senior Associate, PriceWaterhouseCoopers LLP (independent registered public accounting firm) (2005 to 2008)
				Not Applicable	Not Applicable

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years
Tyler J. Mills Age: 32 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Vice President	Indefinite Term; Since May 2012	Mutual Fund Product Manager, Brown Advisory, LLC (investment management firm) (since 2009) Senior Consultant, Accenture LLP (management consulting firm) (2008 to 2009)	Not Applicable	Not Applicable
Edward L. Paz Age: 41 c/o Brown Advisory, LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Secretary	Indefinite Term; Since May 2012	Vice President and Counsel, U.S. Bancorp Fund Services, LLC (fund administrative services firm) (since 2007) Formerly, Associate, Godfrey & Kahn, S.C. (law firm) (2005 to 2007)	Not Applicable	Not Applicable
Brett D. Rogers Age: 36 c/o Brown Advisory Incorporated 901 South Bond Street Suite 400 Baltimore, MD 21231	Chief Compliance Officer Anti- Money Laundering Officer	Indefinite Term; Since May 2012 Indefinite Term: Since May 2012
Chief Compliance Officer, Brown Advisory Incorporated and affiliates (investment management firm) (since 2009)

Formerly, Director, Compliance and Risk, Deutsche Asset Management (investment management firm) (2003 to 2009)
				Not Applicable	Not Applicable

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

(2)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated.

N.           Expenses Related to Proposal 1

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne by the Adviser.

O.           Vote Required for Proposal 1

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

PROPOSAL 2 – TO APPROVE THE MANAGER OF MANAGERS ARRANGEMENT

A.           Overview

You are being asked to approve a “manager of managers” arrangement that, after the Proposed Reorganizations, would permit the New Funds and the Adviser to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by the Adviser and the New Funds to sub-advise the New Funds without obtaining shareholder approval, if the Board of the New Trust concludes that such arrangements would be in the best interests of the shareholders of the affected New Fund.  The Board of the New Trust, including the Independent Trustees, has approved the use of a Manager of Managers Arrangement, and any such arrangement utilized by the New Funds would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board of the New Trust (including a majority of the Independent Trustees).

 If shareholders of a Fund approve Proposal 2, the corresponding New Fund would be able to implement a Manager of Managers Arrangement in the event that the New Funds are granted an SEC exemptive order.  In that case, no further shareholder vote would be required either to approve a sub-advisory agreement or materially amend any such sub-advisory agreement, subject to the conditions in the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Independent Trustees) of the New Trust.  In view of the fact that manager of managers exemptive orders are typically subject to the condition that shareholders of a fund approve a Manager of Managers Arrangement prior to reliance on the exemptive order, the Board has determined to ask shareholders to approve a Manager of Managers Arrangement for the Funds in conjunction with the solicitation of shareholder approval of the Proposed Reorganizations discussed in Proposal 1 in this Proxy Statement.  This approach is expected to save the New Funds the cost of seeking shareholder approval of a Manager of Managers Arrangement following the issuance of a relevant exemptive order.

B.           Benefit to the New Funds

Based on the recommendation of the Adviser, the Board of the Trust believes that it is in the best interests of each shareholder to provide the Adviser and the Board of the New Trust with increased flexibility to recommend, supervise, evaluate and change sub-advisers without incurring the significant delay and expense associated with obtaining prior shareholder approval.

Without the approval of the Manager of Managers Arrangement, the New Funds would be required to call and hold a shareholder meeting of an affected New Fund before it appoints a sub-adviser or materially amends a sub-advisory agreement.  Additionally, the New Funds would have to seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the affected New Fund.  Each time a shareholder meeting is called, a New Fund must create and distribute proxy materials and solicit proxy votes from the affected New Fund’s shareholders.  This process is time-consuming and costly, and such costs are generally borne by the affected New Fund, thereby reducing shareholders’ investment returns.  It is anticipated that a Manager of Managers Arrangement will permit the New Funds to operate more efficiently and cost-effectively.

If shareholders approve this Proposal, the Board of the New Trust will oversee the selection and engagement of sub-advisers for the New Funds.  Further, the Board of the New Trust, including a majority of the Independent Trustees, will evaluate and consider for approval all new sub-advisory agreements.  Finally, under the 1940 Act, the Board of the New Trust, including a majority of the Independent Trustees, will be required to review and consider any sub-advisory agreement for renewal annually.  Prior to entering into, renewing or amending a sub-advisory agreement, the Adviser and the relevant sub-adviser will have a legal duty to provide the Board of the New Trust with information on factors pertinent to the Board’s decision regarding those advisory arrangements.

If shareholders of the Funds do not approve Proposal 2, the New Funds would be required to solicit shareholder approval of new or materially amended sub-advisory agreements.

C.           Effect on Fees and Quality of Advisory Services

Proposal 2 does not affect the amount of investment advisory fees paid by the New Funds to the Adviser.  When entering into and amending sub-advisory agreements, the Adviser will negotiate fees paid to the sub-advisers for their services.  The subadvisory fees are paid out of Brown Advisory’s investment advisory fee.  The fees paid to the Adviser by the New Funds will be considered by the Board of the New Trust in approving and renewing advisory and sub-advisory agreements.

Under Proposal 2, shareholder approval will continue to be required in the event of any proposed increase in the investment advisory fee paid by a New Fund to the Adviser are increased.  Further, whether or not shareholders approve Proposal 2, the Adviser will continue to be required to provide the same level of management and administrative services to the New Funds as it provides to the Funds.

D.           Conditions for Establishing a Manager of Managers Arrangement

Currently, the only means for establishing a Manager of Managers Arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder.  These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendments to such agreements. The Adviser and the New Funds have filed a request for such exemptive relief with the SEC.  Although there can be no assurance, the Adviser and the New Funds expect that the SEC will grant such exemptive relief.

If shareholders of a Fund approve Proposal 2, the appropriate exemptive relief is obtained and the Proposed Reorganizations are effected, the Adviser and the corresponding New Fund would be authorized to (1) engage new or additional sub-advisers; (2) enter into and modify existing sub-advisory agreements; and (3) terminate and replace sub-advisers without obtaining further approval of the New Fund’s shareholders, provided that (a) the sub-adviser is not an “affiliated person” of the Adviser or the New Fund, other than by reason of serving as a sub-adviser to the New Fund, and (b) the Board of the New Trust has approved the new or amended sub-advisory agreement.

Under the terms and conditions of any SEC exemptive order, if granted, the Adviser and the New Funds would be subject to several conditions imposed by the SEC.  For example, within 90 days of the hiring of a new sub-adviser, a New Fund would be required to provide its shareholders with an information statement containing information about the sub-adviser and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.  For a complete list of the terms and conditions of to be imposed if the SEC grants the exemptive relief sought by the Funds, please refer to Appendix F.

There is no guarantee that the SEC will grant the exemptive order, even if Proposal 2 is approved by the shareholders of the Funds.  Furthermore, any exemptive order from the SEC may differ from the general terms and conditions described in Appendix F hereto.  By approving Proposal 2 shareholders of the Funds are approving the operation of a Manager of Managers Arrangement under any such terms or conditions, unless such terms and conditions differ materially from those provided in Appendix F, in which case the New Funds would likely solicit shareholder approval of those new provisions.

E.           Expenses Related to Proposal 2

All mailing, proxy solicitation and tabulation expenses associated with Proposal 2 will be borne by the Adviser.

F.           Vote Required for Proposal 2

Approval of Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser

Since the beginning of the most recently completed fiscal year, no Trustee or executive officer of the Trust has made any purchases or sales of securities of the Adviser or any of their respective affiliated companies.

Portfolio Transactions

The Funds do not allocate portfolio brokerage on the basis of the sales of shares.  Brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions, but only in accordance with applicable regulatory guidelines.  The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Funds at the close of business on the Record Date (July 20, 2012) will be entitled to be present and vote at the Special Meeting.  Each shareholder will be entitled to one vote for each whole Fund share and a fractional vote for each fractional Fund share held as of the Record Date.  As of that date, the following shares of the Funds were outstanding:

Fund	Institutional Shares	Advisor Shares	D Shares
Brown Advisory Growth Equity Fund	[ ]	[ ]	N/A
Brown Advisory Value Equity Fund	[ ]	[ ]	N/A
Brown Advisory Flexible Value Fund	[ ]	[ ]	N/A
Brown Advisory Small-Cap Growth Fund	[ ]	[ ]	[ ]
Brown Advisory Small-Cap Fundamental Value Fund	[ ]	[ ]	N/A
Brown Advisory Opportunity Fund	[ ]	N/A	N/A
Brown Advisory Maryland Bond Fund	[ ]	N/A	N/A
Brown Advisory Intermediate Income Fund	[ ]	[ ]	N/A
Brown Advisory Tactical Bond Fund	N/A	[ ]	N/A
Brown Advisory Equity Income Fund	[ ]	[ ]	N/A

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or Class of a Fund.  Any person who owns of record or beneficially 5% or more of the outstanding shares of each Fund is deemed to be an “affiliated person” of the Fund.  A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

As of July [   ], 2012, the Officers and Trustees of the Trust, as a group, [owned less than 1%] of the shares of the Funds.  As of July 20, 2012, the following shareholders were considered to be either a control person or an affiliated person of the Funds:

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Growth Equity Fund Institutional Shares	[ ]	[ ]%

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Growth Equity Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Value Equity Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Value Equity Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Flexible Value Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Flexible Value Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Small-Cap Growth Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Small-Cap Growth Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Small-Cap Growth Fund D Shares	[ ]	[ ]%
Brown Advisory Small-Cap Fundamental Value Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Small-Cap Fundamental Value Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Opportunity Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Maryland Bond Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Intermediate Income Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Intermediate Income Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Tactical Bond Fund Advisor Shares	[ ]	[ ]%

Brown Advisory Equity Income Fund Institutional Shares	[ ]	[ ]%

Brown Advisory Equity Incom Fund Advisor Shares	[ ]	[ ]%

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, to the extent permitted by law, proxies that do

SUBMISSION OF SHAREHOLDER PROPOSALS

The Trust does not hold annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o Brown Advisory Funds, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting.  Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Trust, in care of Brown Advisory Funds, 615 East Michigan Street, Milwaukee, Wisconsin 53202 whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports to Shareholders they wish to receive in order to supply copies to the beneficial owners of the respective shares.

SOLICITATION OF SHAREHOLDER VOTE

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person.  Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person.  At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting.  Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-877-864-5059.

The Adviser expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of AST Fund Solutions.  AST Fund Solutions is expected to receive approximately $[   ] from the Adviser for the solicitation of proxies.  The Adviser will pay the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the Proposals.

QUORUM AND REQUIRED VOTE FOR THE FUNDS

The presence in person or by proxy of the holders of record of forty percent (40%) of the shares of each of the Funds issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting.   Approval of Proposal 1 and Proposal 2 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.

Each Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. Abstentions and broker non-votes will not, however, be counted as votes “FOR” the Proposals. Therefore, abstentions and broker non-votes will have the effect of a “NO” vote with respect to the Proposals.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. With respect to adjournment, the persons named as proxies will vote in accordance with their best judgment at the time.

HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one Notice of Internet Availability of the Proxy Materials to multiple security holders sharing an address unless you have instructed us otherwise.  Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents.  If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

For a free copy of the Funds’ latest annual and/or semiannual reports, call 1-800-540-6807, visit the Funds’ website at www.brownadvisory.com, the SEC’s website at www.sec.gov or write to Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of __________, 2012, by and between Brown Advisory Funds, a Delaware statutory trust (the “Brown Advisory Trust”), on behalf of its separate investment series listed on Schedule A (the “Acquiring Funds”) and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”), on behalf of its separate investment series listed on Schedule A (the “Acquired Funds” and, together with the Acquiring Funds, the “Funds”).  Brown Advisory, LLC, the investment adviser to the Acquiring Funds and the Acquired Funds, is a party to this Agreement solely for purposes of paragraph 8.2.  All agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquiring Funds are made and shall be taken or undertaken by the Brown Advisory Trust on behalf of the Acquiring Funds and all agreements, representations, actions and obligations described herein made or to be taken or undertaken by the Acquired Funds are made and shall be taken or undertaken by PMP on behalf of the Acquired Funds.

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization will consist of the transfer of all of the assets of each of the Acquired Funds to its corresponding Acquiring Fund in exchange solely for shares of beneficial interest of the corresponding Acquiring Fund (the “Acquiring Fund Shares”), the assumption by each Acquiring Fund of all liabilities of the corresponding Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of each corresponding Acquired Fund in redemption of all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of each of the Acquired Funds, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Funds and the Acquired Funds are (or will by the Effective Time, as defined in paragraph 3.1) each separate investment series of registered open-end management investment companies, and the Acquired Funds own securities which are assets of the character in which the Acquiring Funds are permitted to invest; and

WHEREAS, the Acquired Funds and the Acquiring Funds are each authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Brown Advisory Trust has determined, with respect to each of the Acquiring Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquiring Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquiring Funds would not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of PMP has determined, with respect to each of the Acquired Funds, that: (1) participation in the Reorganization is in the best interests of each of the Acquired Funds and their shareholders, and (2) the interests of the existing shareholders of each of the Acquired Funds would not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1. The Reorganization.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 3.1), PMP shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of each of the Acquired Funds to the corresponding Acquiring Fund, and Brown Advisory Trust shall assume the Liabilities (as defined in paragraph 1.3) of each of the Acquired Funds on behalf of the Acquiring Funds.  In consideration of the foregoing, at the Effective Time, each of the Acquiring Funds shall deliver to the corresponding Acquired Fund full and fractional Acquiring Fund Shares (to the third decimal place).  Holders of Advisor Class shares of each Acquired Fund will receive Advisor Class shares of the corresponding Acquiring Fund, holders of Institutional Class shares of each Acquired Fund will receive Investor Class shares of the corresponding Acquiring Fund and holders of Class D shares of each Acquired Fund will receive Institutional Class shares of the corresponding Acquiring Fund.  The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2. Assets of the Acquired Funds.  The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of each respective Acquired Fund at the Valuation Time, books and records of each Acquired Fund, and any other property owned by the Acquired Funds at the Valuation Time (collectively, the “Assets”).

1.3. Liabilities of the Acquired Funds.  Each Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Time consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.  Each Acquiring Fund will assume all of its corresponding Acquired Fund’s liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, in existence on the Closing Date (collectively, the “Liabilities”).

1.4. Distribution of Acquiring Fund Shares.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Acquired Fund will distribute the Acquiring Fund Shares received from its corresponding Acquiring Fund pursuant to paragraph 1.1, pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of each Acquired Fund.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Acquired Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders.  The aggregate net asset value of the Acquiring Fund Shares to be so credited to the respective Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of each respective Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time.  All issued and outstanding shares of each Acquired Fund will simultaneously be redeemed and canceled on the books of the Acquired Funds.  The Acquiring Funds shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Funds’ Transfer Agent (as defined in paragraph 3.3).

1.6. Filing Responsibilities of the Acquired Funds.  Any reporting responsibility of the Acquired Funds, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Funds up to and including the Closing Date and such later date as the Acquired Funds’ existence is terminated.

2.	VALUATION

2.1. Net Asset Value of the Acquired Funds.  The net asset value of the Acquired Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Funds.

2.2. Net Asset Value of the Acquiring Funds.  The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Funds.

2.3. Calculation of Number of Acquiring Fund Shares.  The number of Acquiring Fund Shares to be issued (including fractional shares (to the third decimal place), if any) in connection with the Reorganization shall be determined by dividing the value of: (i) the per share net asset value of the Acquired Fund Shares participating therein attributable to Institutional Class shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Investor Class share of the corresponding Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2; (ii) the per share net asset value of the Acquired Fund Shares participating therein attributable to Advisor Shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Advisor Class share of the corresponding Acquiring Fund, determined in accordance with the valuation procedures referred to in paragraph 2.2 and (iii) the per share net asset value of the Acquired Fund Shares participating therein attributable to Class D shares, determined in accordance with the valuation procedures referred to in paragraph 2.1 by the net asset value per Institutional Class share of the corresponding Acquiring Fund determined in accordance with the valuation procedures referred to in paragraph 2.2.  The parties agree that the intent of this calculation is to ensure that the aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund Shares owned by Acquired Fund Shareholders at the Effective Time.

2.4. Determination of Value.  All computations of value hereunder shall be made in accordance with each Fund’s regular practice and the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and shall be subject to confirmation by each Fund’s respective independent registered public accounting firm upon reasonable request of the other Fund.  PMP and Brown Advisory Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences for prices of portfolio securities of any Acquired Fund which are also held by a corresponding Acquiring Fund.

2.5. Valuation Time. The Valuation Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange (“NYSE”)) on the business day immediately preceding the Closing Date (as defined in paragraph 3.1) (the “Valuation Time”).

3.	CLOSING

3.1. Closing.  The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of PMP on or about __________, 2012, or at such other place and/or on such other date as to which the parties may agree (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place immediately prior to the opening of business on the Closing Date unless otherwise provided herein (the “Effective Time”).

3.2. Transfer and Delivery of Assets.  PMP shall direct U.S. Bank National Association (“U.S. Bank”), as custodian for the Acquired Funds, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Funds at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by U.S. Bank, on behalf of each respective Acquired Fund, to U.S. Bank, as custodian for the corresponding Acquiring Fund.  Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by each Acquired Fund as of the Effective Time for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  U.S. Bank, on behalf of each of the Acquired Funds, shall deliver to U.S. Bank, as custodian of each corresponding Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of U.S. Bank and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which each Acquired Fund’s Assets are deposited, each Acquired Fund’s Assets deposited with such depositories.  The cash to be transferred by each Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time.

3.3. Share Records. PMP shall direct U.S. Bancorp Fund Services, LLC, in its capacity as transfer agent for each of the Acquired Funds (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing.  Each Acquiring Fund shall issue and deliver to the Secretary of the corresponding Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to each respective Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Funds as of the Effective Time that such Acquiring Fund Shares have been credited to each Acquired Fund’s accounts on the books of the corresponding Acquiring Fund.

3.4. Postponement of Valuation Time.  In the event that at the Valuation Time the NYSE or another primary trading market for portfolio securities of the Acquiring Funds or the Acquired Funds (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Boards of Trustees of PMP and the Brown Advisory Trust, accurate appraisal of the value of the net assets of the Acquired Funds or the Acquiring Funds, respectively, is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Representations and Warranties of the Acquired Funds.  Except as has been fully disclosed to the Acquiring Funds in a written instrument executed by an officer of PMP, PMP represents and warrants to Brown Advisory Trust as follows:

(a) Each Acquired Fund is a duly established series of PMP, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Declaration of Trust and By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) PMP is registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(d) The current prospectus, statement of additional information, shareholder reports, marketing and other related materials of the Acquired Funds and each prospectus and statement of additional information of the Acquired Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) At the Effective Time, each Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act.

(f) PMP is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Massachusetts law or a material violation of its Declaration of Trust and By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquired Fund is a party or by which it is bound.

(g) All material contracts or other commitments of each Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to each such Acquired Fund on or prior to the Effective Time.

(h) Except as otherwise disclosed to and accepted by the Acquiring Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against any Acquired Funds or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

(i) The Statements of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedules of Investments of the Acquired Funds at June 30, 2011 have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j) Since June 30, 2011, there has not been any material adverse change in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Funds in writing.  For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by an Acquired Fund, the discharge of an Acquired Fund’s liabilities, or the redemption of an Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) At the Effective Time, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) At the end of their first taxable year since the commencement of operations, each Acquired Fund properly elected to be treated as a “regulated investment company” under Subchapter M of the Code.  Each Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code in respect of each taxable year since its commencement of operations, and will continue to meet such requirements at all times through the Closing Date. None of the Acquired Funds has at any time since its inception been liable for, nor is any now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.  There is no other tax liability (including, any foreign, state, or local tax liability) except as set forth and accrued on each Acquired Fund’s books. The Acquired Funds have no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply.  The Acquired Funds will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.  All dividends paid by the Acquired Funds at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code.  Each Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(m) All of the issued and outstanding shares of the Acquired Funds will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Acquired Fund, as provided in paragraph 3.3.  The Acquired Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund’s shares.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of PMP, on behalf of each Acquired Fund, and, subject to the approval of the shareholders of each respective Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Funds, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The Proxy Statement (as defined in paragraph 5.6), insofar as it relates to any Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Funds for use therein.

4.2. Representations and Warranties of the Acquiring Funds. Except as has been fully disclosed to the Acquired Funds in a written instrument executed by an officer of the Brown Advisory Trust, Brown Advisory Trust represents and warrants to PMP as follows:

(a) Each Acquiring Fund is a duly established series of the Brown Advisory Trust, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Declaration of Trust and By-Laws, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b) At the Effective Time, the Brown Advisory Trust will be registered with the Commission as an open-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Funds of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(d) The current prospectuses, statement of additional information, shareholder reports, marketing and other related materials of the Acquiring Funds and each prospectus and statement of additional information of the Acquiring Funds used at all times prior to the date of this Agreement conform or conformed at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Brown Advisory Trust is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of the Brown Advisory Trust’s Declaration of Trust and By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which any Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which any Acquiring Fund is a party or by which it is bound.

(f) Except as otherwise disclosed to and accepted by the Acquired Funds in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to each Acquiring Fund’s knowledge, threatened against an Acquiring Fund, or any Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect an Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Funds know of no facts which might form the basis for the institution of such proceedings and are not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects their business or their ability to consummate the transactions herein contemplated.

(g) Prior to the Effective Time, none of the Acquiring Funds will have carried on any business activity and none will have any assets or liabilities.

(h) At the Effective Time, all issued and outstanding shares of each Acquiring Fund will be duly and validly issued and outstanding, fully paid and non-assessable by the Brown Advisory Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security  convertible into any Acquiring Fund Shares.

(i) Each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will elect to be treated as such, and will compute its federal income tax under Section 852 of the Code for the period beginning on the Closing Date.

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Brown Advisory Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Brown Advisory Trust and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s shares.

(l) The Proxy Statement, insofar as it relates to any Acquiring Fund and the Acquiring Fund Shares, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (l) shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Funds for use therein.

5.	COVENANTS AND AGREEMENTS

5.1. Conduct of Business.  Each Acquired Fund will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. No Distribution of Acquiring Fund Shares.  Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. Information.  Each Acquired Fund will assist the Acquiring Funds in obtaining such information as the Acquiring Funds reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4. Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Funds and the Acquired Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. Shareholder Meeting.  Each Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6. Proxy Statement. In connection with the shareholder meetings referred to in paragraph 5.5 above, each Acquired Fund will provide the Acquiring Funds with information regarding the Acquired Funds, and the Acquiring Funds will provide the Acquired Funds with information regarding the Acquiring Funds, reasonably necessary for the preparation of a Proxy Statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7. Liquidating Distribution.  As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8. Best Efforts. The Acquiring Funds and the Acquired Funds shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. Other Instruments. The Acquired Funds and the Acquiring Funds, each covenant that they will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Funds, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Funds, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. Regulatory Approvals. The Acquiring Funds will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue their operations after the Effective Time.

6.	CONDITIONS PRECEDENT

6.1. Conditions Precedent to Obligations of the Acquired Funds.  The obligations of the Acquired Funds, to consummate the transactions provided for herein shall be subject, at PMP’s election, to the following conditions:

(a) All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) Brown Advisory Trust shall have delivered to the Acquired Funds a certificate executed in the name of Brown Advisory Trust by their President or Vice President and their Treasurer or Assistant Treasurer, in a form reasonably satisfactory to PMP, and dated as of the Effective Time, to the effect that the representations and warranties of the Brown Advisory Trust, on behalf of each of the Acquiring Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as PMP shall reasonably request.

(c) The Acquiring Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Funds, on or before the Effective Time.

(d) The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e) PMP, on behalf of the Acquired Funds, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Brown Advisory Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Brown Advisory Trust) dated as of the Closing Date, covering the following points:

(i) The Brown Advisory Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company, and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii) The Agreement has been duly authorized, executed and delivered by the Brown Advisory Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by PMP, is a valid and binding obligation of the Brown Advisory Trust on behalf of each Acquiring Fund enforceable against the Brown Advisory Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Brown Advisory Trust, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Brown Advisory Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Brown Advisory Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Brown Advisory Trust is a party or by which it is bound;

(v) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Brown Advisory Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(vi) The Brown Advisory Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and each Acquiring Fund is a separate series of the Brown Advisory Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-Laws of the Brown Advisory Trust and applicable law; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Brown Advisory Trust or any Acquiring Fund or any of their respective properties or assets and neither the Brown Advisory Trust nor any Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2. Conditions Precedent to Obligations of the Acquiring Funds. The obligations of the Acquiring Funds to complete the transactions provided for herein shall be subject, at the Brown Advisory Trust’s election, to the following conditions:

(a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b) PMP shall have delivered to the Acquiring Funds a statement of each Acquired Fund’s Assets and Liabilities, as of the Effective Time, which are prepared in accordance with GAAP and certified by the Treasurer of PMP.

(c) PMP shall have delivered to the Acquiring Funds a certificate executed in the name of PMP by their President or Vice President and their Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Funds and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Funds, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Brown Advisory Trust shall reasonably request.

(d) The Acquired Funds shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Funds, on or before the Effective Time.

(e) The Acquired Funds and the Acquiring Funds shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f) Brown Advisory Trust, on behalf of the Acquiring Funds, shall have received on the Closing Date the opinion of Paul Hastings LLP, counsel to PMP (or local Massachusetts counsel with respect to matters governed by the laws of the Commonwealth of Massachusetts) (each such opinion may reasonably rely on certificates of officers or Trustees of PMP) dated as of the Closing Date, covering the following points:

(i) PMP Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of the Acquired Funds’ properties and assets, and to carry on its business, including that of the Acquired Funds, as presently conducted;

(ii) The Agreement has been duly authorized, executed and delivered by PMP, on behalf of the Acquired Funds, and, assuming due authorization, execution and delivery of the Agreement by Brown Advisory Trust, is a valid and binding obligation of the PMP, on behalf of the Acquired Funds, enforceable against PMP in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles;

(iii) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of PMP’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which PMP is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to Brown Advisory Trust, judgment or decree to which PMP is a party or by which it is bound;

(iv) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required to be obtained by PMP in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the Commonwealth of Massachusetts);

(v) PMP is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Funds, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi) The outstanding shares of the Acquired Funds are registered under the 1933 Act, and such registration is in full force and effect; and

(vii) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to PMP or any Acquired Fund or any of their respective properties or assets, and neither PMP nor any Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3. Other Conditions Precedent.  If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Funds or the Acquiring Funds shall, at their option, not be required to consummate the transactions contemplated by this Agreement.

(a) The Agreement and the transactions contemplated herein shall have been approved by: (i) the Board of Trustees of PMP and (ii) the shareholders of each Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Funds.  Notwithstanding anything herein to the contrary, neither PMP, on behalf of the Acquired Funds, nor the Brown Advisory Trust on behalf of the Acquiring Funds, respectively, may waive the conditions set forth in this paragraph 6.3(a).

(b) At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of PMP, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(c) All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Funds or the Acquired Funds, provided that either party hereto may for itself waive any of such conditions.

(d) PMP and the Brown Advisory Trust shall have received an opinion of Dechert LLP as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(i) The transfer by each Acquired Fund of all of its assets to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code;

(ii) No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(iii) No gain or loss will be recognized by an Acquiring Fund as a result of such transactions;

(iv) No gain or loss will be recognized by the shareholders of any Acquired Fund upon the distribution to them by the Brown Advisory Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Funds;

(v) The basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder's Acquired Fund shares immediately prior to such transactions;

(vi) The basis of the Acquired Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to such transactions;

(vii) A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(viii) The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) any Acquired Fund or any Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) any Acquired Fund or Acquiring Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Dechert LLP may reasonably request, and the Acquired Funds and Acquiring Funds will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3(d).

6.4. U.S. Bank shall have delivered such certificates or other documents as set forth in paragraph 3.2.

6.5. The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

6.6. The Acquiring Funds shall have issued and delivered to the Secretary of the Acquired Funds the confirmation as set forth in paragraph 3.3.

6.7. Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party or its counsel.

7.	INDEMNIFICATION

7.1. Indemnification by the Acquiring Funds. The Brown Advisory Trust, solely out of each respective Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Funds, and their trustees, officers, employees and agents (the “PMP Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the PMP Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquired Fund or its respective trustees, officers, employees or agents.

7.2. Indemnification by the Acquired Funds.  PMP, solely out of each respective Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Funds, and their trustees, officers, employees and agents (the “Brown Advisory Trust Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Brown Advisory Trust Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by an Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by an Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of an Acquiring Fund or its respective trustees, officers, employees or agents.

7.3. Liability of PMP.  The parties understand and agree that the obligations of any of the Acquired Funds under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of PMP personally, but bind only the subject Acquired Fund’s property.  Moreover, no series of PMP other than the subject Acquired Fund shall be responsible for the obligations of PMP hereunder, and all persons shall look only to the assets of such subject Acquired Fund to satisfy the obligations of any such Acquired Fund hereunder.  The parties represent that they each have notice of the provisions of the Declaration of Trust of PMP disclaiming such shareholder and trustee liability for acts or obligations of an Acquired Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1. No Broker or Finder Fees. The Acquiring Funds and the Acquired Funds represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2. Expenses of Reorganization. The expenses relating to the proposed Reorganization, whether or not consummated, will be borne by Brown Advisory, LLC.  The costs of the Reorganization shall include, but not be limited to: costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing, printing and distributing the Proxy Statement and prospectus supplements of the Acquired Funds relating to the Reorganization, expenses of holding the shareholder meeting with respect to the Acquired Funds, and winding down the operations and terminating the existence of the Acquired Funds;  legal fees of counsel to each of the Acquired Funds and Acquiring Funds, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Proxy Statement; and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

9.	AMENDMENTS AND TERMINATION

9.1. Amendments. This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of either party, on behalf of either the Acquired Funds or the Acquiring Funds, respectively; provided, however, that following a meeting of the shareholders of the Acquired Funds called by the Board of Trustees of PMP pursuant to paragraph 5.5 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without the Board of Trustees’ and shareholders’ further approval.

9.2. Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of either party, make proceeding with the Agreement inadvisable.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to PMP:

Professionally Managed Portfolios
2020 E. Financial Way
Suite 100
Glendora, California 91741
Attention: Elaine Richards, Esq.

With copies (which shall not constitute notice) to:

Paul Hastings LLP
Park Avenue Tower - 75 E. 55th Street
New York, New York 10022
Attention: Domenick Pugliese, Esq.

If to the Brown Advisory Trust:
Brown Advisory Funds
901 S. Bond Street, Suite 400
Baltimore, Maryland 21231
Attention: Brett D. Rogers, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1775 I Street, N.W.
Washington, D.C.  20006
Attention: Patrick W.D. Turley, Esq.

11.	MISCELLANEOUS

11.1. Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

11.2. Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

11.3. Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

11.5. Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

BROWN ADVISORY FUNDS on behalf of the Acquiring Funds listed on Schedule A	PROFESSIONALLY MANAGED PORTFOLIOS on behalf of the Acquired Funds listed on Schedule A

By: ______________________________________	By: ______________________________________
Name:____________________________________	Name:____________________________________
Title:_____________________________________	Title:_____________________________________

BROWN ADVISORY, LLC (Solely for purposes of Paragraph 8.2)

By: ___________________________________
Name: _________________________________
Title: __________________________________

SCHEDULE A

THE ACQUIRING FUNDS (each Acquiring Fund is a series of Brown Advisory Funds)	THE ACQUIRED FUNDS (each Acquired Fund is a series of Professionally Managed Portfolios)
Brown Advisory Growth Equity Fund	Brown Advisory Growth Equity Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Brown Advisory Value Equity Fund	Brown Advisory Value Equity Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Brown Advisory Flexible Value Fund	Brown Advisory Flexible Value Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Brown Advisory Small-Cap Growth Fund	Brown Advisory Small-Cap Growth Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Institutional Shares	D Shares
Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Small-Cap Fundamental Value Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares

Brown Advisory Opportunity Fund	Brown Advisory Opportunity Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Brown Advisory Maryland Bond Fund	Brown Advisory Maryland Bond Fund
Investor Shares	Institutional Shares
Brown Advisory Intermediate Income Fund	Brown Advisory Intermediate Income Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares
Brown Advisory Tactical Bond Fund	Brown Advisory Tactical Bond Fund
Advisor Shares	Advisor Shares
Brown Advisory Equity Income Fund	Brown Advisory Equity Income Fund
Investor Shares	Institutional Shares
Advisor Shares	Advisor Shares

APPENDIX B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Funds’ and New Funds’ Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of each Fund are identical to that of the corresponding New Fund as further outlined in the following table.

Fund		Fund (series of the Trust)	New Fund (series of the New Trust)
Brown Advisory Growth Equity Fund	Investment Objective	The Fund seeks to achieve capital appreciation by primarily investing in equity securities.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of domestic companies.  The Fund invests primarily in securities of medium and large market capitalization companies that the Adviser believes have exhibited an above average rate of earnings growth and that have prospects for above average, sustainable growth in the future.  Medium and large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase.  The Fund may also invest in companies that do not exhibit particularly strong earnings histories but have other attributes that may contribute to accelerated growth in the foreseeable future.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 15% of its net assets in foreign securities, including in emerging markets.
Same
Brown Advisory Value Equity Fund	Investment Objective	The Fund seeks to achieve capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in a portfolio of domestic equity securities of companies with medium to large market capitalization. Medium and large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase.  When selecting value securities, the Adviser combines a highly disciplined approach to securities valuation with an emphasis on companies that have attractive underlying fundamentals.  The Adviser focuses on companies that it believes are financially strong, have a demonstrable record of self-funded growth, and are led by capable, proven, shareholder-sensitive management.  The Fund invests primarily in equity securities of companies that the Adviser believes have attractive underlying fundamentals and are generally capable of sustaining long-term growth rates at or above the market averages.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities including in emerging markets.
Same

Brown Advisory Flexible Value Fund	Investment Objective	The Fund seeks to achieve long-term growth of capital.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of equity securities.  The Adviser may invest in securities of companies of various market capitalizations with a focus on larger companies.  Medium and large market capitalization companies are, according to the Adviser, those companies with market capitalizations generally greater than $2 billion at the time of purchase.  Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Adviser may also invest in debt-securities, including lower-rated debt-securities and foreign securities including depositary receipts.

The Adviser follows an investment philosophy referred to as “flexible value.”  The “flexible value” strategy expands the bargain hunting concepts of value investing to a broad range of opportunities.  Rather than label securities as value or growth, the Adviser believes that growth is an integral part of the value equation; therefore, the Adviser may invest in traditional value securities as well as securities of companies with better growth rates, or other characteristics that are traditionally associated with value securities.  The Adviser seeks to invest in the common stocks of companies it believes are undervalued in the marketplace based on characteristics such as earnings, dividends, cash flow or asset values.  Other factors considered include:

● Financial condition of the company;
● Micro and macroeconomic changes likely to improve the long-term business performance of the company;
● Competitive positioning of the company within its industry; and
● The quality of management and management’s focus on creating shareholder value.

With respect to 20% of its assets, the Fund may invest in (1) investment grade and non-investment grade debt securities, including with respect to 10% of its assets, non-investment grade securities rated BB (or lower)/Ba (or lower) (“junk bonds”), by Standard & Poor’s (“S&P”) or Moody’s Investor Services (“Moody’s”), respectively, or (2) unrated debt securities determined by the Adviser to be of comparable quality.

Same

Brown Advisory Small-Cap Growth Fund	Investment Objective	The Fund seeks to achieve capital appreciation by primarily investing in equity securities.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of small domestic companies.  Small companies, according to the Adviser, are companies whose market capitalizations are generally less than $4 billion at the time of purchase.  The Fund invests primarily in companies the Adviser believes have above average growth prospects.  The Adviser conducts an in-depth analysis of a company’s fundamentals to identify those companies it believes have the potential to grow earnings at an above average rate annually.

Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”).  The Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.
Same

Brown Advisory Small-Cap Fundamental Value Fund	Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities of small capitalization companies. Equity securities include common stock, preferred stock, equity-equivalent securities such as convertible securities, stock futures contracts, equity options, other investment companies, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Adviser may also invest in private placements in these types of securities.  Small companies, according to the Adviser, are companies whose market capitalizations are generally less than $4 billion at the time of purchase.  The Fund invests primarily in equity securities that trade in the U.S. securities markets and that the Adviser believes are undervalued, broadly defined as trading at a discount to the estimated economic value of a company’s underlying business.  The Adviser uses a research-driven analysis that results in the Fund’s portfolio having an emphasis on out-of-favor or under-followed, cash-generating companies with sustainable business models, strong finances, competent management and a demonstrable record of profitability and self-funded growth.  The Fund may also invest in cyclical companies or companies that have experienced a temporary setback if the valuation of the company is at an appropriate discount to the long-term earnings potential of the company.  To a more limited extent, the Fund may invest up to 15% of its assets in foreign equity securities, including equity securities from emerging markets.  With respect to 20% of its assets, the Fund may also invest in foreign or domestic debt securities, including up to 5% of its assets in distressed debt securities.  The Fund may utilize options, futures contracts and options on futures.  These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances.  By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

Same

Brown Advisory Opportunity Fund	Investment Objective	The Fund seeks to achieve long-term capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities.  In doing so, the Adviser may invest broadly across the traditional style spectrum and may incorporate a mix of value and growth investment strategies, regardless of market capitalization. The Adviser selects equity securities of “high quality companies” that the Adviser believes have significant market opportunities where the companies are leaders or potential leaders in their respective industries, market proprietary products and services or are engaged in new product development and product cycle leadership that sustains a strong brand franchise.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Adviser may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.   The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

Same

Brown Advisory Maryland Bond Fund	Investment Objective	The Fund seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maryland bonds, including bonds issued on behalf of the State of Maryland, its local governments and public financing authorities.  The Fund may also invest in municipal securities issued by other states, U.S. territories, and possessions, U.S. Government securities, general obligation securities and revenue securities, including private activity bonds.  The Adviser determines which securities to purchase by first evaluating whether a security falls within the credit guidelines set for the Fund by reviewing the ratings given by S&P and Moody’s.  The Adviser then determines the appropriate maturity date and coupon choice after analyzing the current and targeted portfolio structure, and whether or not the issue is fairly priced.  The Fund is non-diversified which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.  Generally, the average weighted maturity of the Fund’s portfolio securities will be between 4 and 10 years.  Normally, the Fund will invest at least 80% of the Fund’s total assets in securities the interest of which is exempt from Federal and Maryland State income taxes, although such interest may be subject to the Federal alternative minimum tax (“AMT”).  All capital gains are subject to Federal and state taxes in addition to AMT.  Municipal securities include municipal bonds, notes, and leases.  Municipal leases are securities that permit government issuers to acquire property and equipment without the security being subject to constitutional and statutory requirements for the issuance of long-term fixed income securities.

Same

Brown Advisory Intermediate Income Fund	Investment Objective	The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities such as U.S Government securities, corporate fixed income securities, mortgage-backed and asset-backed securities.  The Fund invests in fixed income securities that primarily have a maturity that is between 1 and 10 years and are rated in the top four rating categories of a Nationally Recognized Statistical Rating Organization, or unrated and deemed to be of comparable quality by the Adviser.  Under normal circumstances, the Fund’s portfolio will have an average dollar weighted maturity between 3 and 10 years and an average duration of 2 to 5 years.  Duration is a measurement of interest rate sensitivity.

Same

Brown Advisory Tactical Bond Fund	Investment Objective	The Fund seeks to achieve capital appreciation.	Same
Principal Investment Strategies
Under normal conditions, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in fixed income securities. The Adviser seeks to achieve the Fund’s investment objective by investing in tax-exempt municipal bonds, corporate bonds (including junk bonds), U.S. Treasury bonds, Treasury Inflation Protected Securities (TIPS), derivatives and cash equivalents.  Allocations to these sectors will be made tactically; meaning that the fund will remain invested in each sector only as long as the Adviser believes the relative value is attractive, which at times may be a matter of days or weeks, as opposed to holding investments in certain sectors for years at a time.

Same

To determine relative value, the Adviser has developed three quantitative models that seek to identify investment opportunity in various fixed income sectors. First, the Municipal Model looks to identify relative value between tax-exempt municipals and Treasury bonds. When this model is bullish on municipal bonds, the Fund will generally invest up to 30-40% of its net assets in tax-exempt municipal bonds. Otherwise the Fund will have a similarly sized allocation to Treasury bonds. Second, the TIPS Model indicates relative value between TIPS and Treasury bonds. When this model is bullish on TIPS, the Fund will generally invest up to 30-40% of its net assets in TIPS. Otherwise the Fund will have a similarly sized allocation to Treasury bonds. Third, the High-Yield Model indicates whether high-yield bonds (also called “junk bonds”) are attractive investments. If the model is bullish on high-yield bonds, the Fund will generally invest up to 30-40% of its net assets in high-yield bonds or equivalent derivative exposure to establish a long position. If the model is bearish on high-yield bonds, the Fund will take a similarly sized short position in high-yield bonds or use derivatives to obtain similar short exposure. All positioning will be intended to capture the general movement of that sector as opposed to trying to generate returns from individual security selection.

The Adviser’s strategy may result in the Fund holding relatively concentrated positions in certain sectors or securities and will result in a relatively high degree of portfolio turnover.  The Fund is non-diversified.  The Fund may invest in securities of any maturity and/or credit quality rating, but generally speaking, the Fund intends to focus on Treasury, TIPS, and municipal positions in the 7-15 year maturity range.  High-yield bond positions will generally be accessed through derivatives which have 5-years to expiration.  In addition, within municipal bonds, the Fund will generally utilize bonds of one of the highest two credit rating letter grades and will focus on relatively large issuers, such as State-level obligations.  The Fund will limit its investment in high-yield securities to no more than 40% of the Fund’s total assets.

The Fund may utilize derivatives, mutual funds, or exchange-traded funds which invest in any of the previously mentioned types of fixed income securities.  The Fund expects to primarily use derivatives, such as credit default swap indices, and/or exchange-traded funds in connection with its high-yield bond exposure.  In all cases, holdings in mutual funds or exchange-traded funds will be limited to 10% of the Fund’s net asset value.

Brown Advisory Equity Income Fund	Investment Objective	The Fund seeks to provide current dividend yield and dividend growth.	Same
Principal Investment Strategies
Under normal conditions, the Adviser seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of dividend paying common stocks.  The Adviser may invest in securities of companies of various market capitalizations but will focus on larger capitalization companies.  Large market capitalization companies are, according to the Adviser, those companies with market capitalizations of greater than $1 billion at the time of initial investment.  Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), Master Limited Partnerships (“MLPs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Adviser may also invest in private placements in these types of securities.  To the extent the Fund invests in MLPs, its investments will be restricted to holding interests in limited partners of such investments.  To the extent the Fund invests in ETFs, it will do so primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Adviser may also invest in debt-securities, including lower-rated debt-securities (“junk bonds”) and foreign securities including depositary receipts.

As the Adviser seeks to reduce the risk of permanent loss of capital, the Adviser follows an investment strategy referred to as “equity income, emphasizing current income and a conservative stock portfolio.  The equity income strategy seeks to generally maintain a portfolio yield that is greater than the S&P 500 Index.  Within that context, the balance between current income and prospective growth of dividends is driven by fundamental stock selection.

With respect to 20% of its assets, the Fund may invest in (1) investment grade and non-investment grade debt securities (i.e., junk bonds), or (2) unrated debt securities determined by the Adviser to be of comparable quality.
Same

APPENDIX C
COMPARISON OF THE PRINCIPAL RISKS

Because the investment objectives and strategies of each New Fund are identical to each corresponding Fund, the New Funds are subject to identical investment risks of the corresponding Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund.  An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  There is no assurance that a Fund will achieve its investment objective, and an investment in a Fund is not by itself a complete or balanced investment program.

The following discussion describes the principal risks that are associated with each Fund and its corresponding New Fund.  References to a Fund refer to both the Fund and the New Fund.  The identified risks are discussed in more detail in the disclosure that immediately follows the table.

	Brown Advisory Growth Equity Fund	Brown Advisory Value Equity Fund	Brown Advisory Flexible Value Fund	Brown Advisory Small- Cap Growth Fund	Brown Advisory Small-Cap Fundamental Value Fund	Brown Advisory Opportunity Fund	Brown Advisory Maryland Bond Fund	Brown Advisory Intermediate Income Fund	Brown Advisory Tactical Bond Fund	Brown Advisory Equity Income Fund
ADR Risk	✓	✓		✓
Convertible Securities Risk	✓	✓	✓	✓	✓	✓				✓
Credit Risk							✓	✓	✓
Debt/Fixed Income Securities Risk			✓		✓		✓	✓	✓	✓
Derivatives Risk					✓				✓
Equity and General Market Risk	✓	✓	✓	✓	✓	✓				✓
ETF Risk	✓	✓	✓	✓	✓	✓			✓	✓
Foreign Securities/ Emerging Markets Risk			✓		✓	✓				✓
Growth Company Risk	✓			✓		✓
Inflation-Indexed Securities Risk									✓
Interest Rate Risk							✓	✓	✓
Liquidity Risk							✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Master Limited Partnership Risk										✓
Municipal Securities Risk							✓		✓
Medium Capitalization Company Risk	✓	✓	✓			✓
Modeled Trading Strategies Risk									✓
Mortgage- and Asset- Backed Securities Risk								✓
New Fund Risk									✓	✓
Non-Diversification Risk							✓		✓
Non-Investment Grade Securities Risk			✓		✓				✓	✓
Portfolio Turnover Risk						✓			✓
Prepayment/Extension Risk								✓
Private Placement Risk	✓	✓	✓	✓	✓	✓				✓
Ratings Agency Risk									✓
REIT and Real Estate Risk	✓	✓	✓	✓	✓	✓				✓
Smaller Company Risk			✓	✓	✓	✓				✓
U.S. Government Securities Risk									✓
Value Company Risk		✓	✓		✓	✓				✓

Convertible Securities Risk
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or cash within a particular period of time at a specified price or formula.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities generally have characteristics similar to both debt and equity securities.  Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible proportionate securities.

Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.  A Fund’s investments in convertible securities may subject the Fund to the risks that prevailing interest rates, issuer credit quality and any call provisions may affect the value of the Fund’s convertible securities.  Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time.  Rights typically have a substantially shorter term than do warrants.  Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company.  Rights and warrants may lack a secondary market.

Credit Risk
If a Fund invests in fixed income securities, the value of your investment in the Fund may change in response to the credit ratings of that Fund’s portfolio securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines.  The financial condition of an issuer of a fixed income security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a fixed income security if the issuer defaults.  Investments in fixed income securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks involve credit risk as they are not backed by the full faith and credit of the U.S. Government.

Debt/Fixed Income Securities Risk
The value of your investment in a Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund invests.  The longer the duration of a debt security, the more its value typically falls in response to an increase in interest rates.  The value of your investment in a Fund may change in response to the credit ratings of the Fund’s portfolio of debt securities.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as a security’s credit rating declines. The financial condition of an issuer of a debt security held by a Fund may cause it to default or become unable to pay interest or principal due on the security.  A Fund cannot collect interest and principal payments on a debt security if the issuer defaults.  Prepayment and extension risks may occur when interest rates decline and issuers of debt securities experience acceleration in prepayments.  The acceleration can shorten the maturity of the debt security and force the Fund to invest in securities with lower interest rates, reducing the Fund’s return.  Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of the debt security and causing the value of the security to decline.  Distressed debt securities involve greater risk of default or downgrade and are more volatile than investment grade securities.  Distressed debt securities may also be less liquid than higher quality debt securities.

Derivatives Risk
Derivatives are financial instruments that have a value which depends upon, or derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies.  Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on a Fund’s performance.  The successful use of derivatives generally depends on the manager’s ability to predict market movements.

A Fund may use derivatives in various ways.  A Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics.  A Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk.  A Fund may use derivatives for leverage.  A Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks.  A Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Fund is exposed, as described below.  Certain of the different risks to which a Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because a Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Credit Derivatives Risk is the risk associated with the use of derivatives, which are highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions.  If the Adviser is incorrect in its forecast of default risks, market spreads or other applicable factors, a Fund’s investment performance would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  A Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on a Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives.  Such segregation will not limit a Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Equity and General Market Risk

A Fund’s investments in equity securities may subject the Fund to volatility and the following risks:

•	prices of stock may fall over short or extended periods of time;
•	cyclical movements of the equity market may cause the value of the Fund’s securities tofluctuate drastically from day to day; and
•	individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions.  The net asset value (“NAV”) of a Fund and investment return will fluctuate based upon changes in the value of its portfolio securities.  The market value of securities in which a Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  Other general market risks include:

•	the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by a Fund;
•	the earnings of the companies in which a Fund invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline;
•
the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock.  The potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company;

•	the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and
•	A decline in investor demand for the stocks held by a Fund also may adversely affect the value of the securities.

ETF Risk
Investments in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles ) may involve duplication of certain fees and expenses.  By investing in an ETF, a Fund becomes a shareholder of that ETF.  As a result, Fund shareholders indirectly bear their proportionate share of the ETF’s fees and expenses which are paid by the Fund as a shareholder of the ETF.  These fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations.  If the ETF fails to achieve its investment objective, the Fund’s investment in the ETF may adversely affect the Fund’s performance.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, (1) the Fund may acquire ETF shares at a discount or premium to their NAV and (2) ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund’s holdings at the most optimal time, adversely affecting the Fund’s performance.

Foreign Securities/Emerging Market Risk

If a Fund invests in foreign securities and ADRs, an investment in that Fund may have the following additional risks:

•	foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;
•
Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

•
fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund’s investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

•
Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation.  There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

•	Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

•	certain foreign brokerage commissions and custody fees may be higher than those in the United States;
•
dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund’ shareholders; and

•	prices for stock or ADRs may fall over short or extended periods of time.

If a Fund invests in emerging markets, an investment in that Fund may have the following additional risks:

•	information about the companies in emerging markets is not always readily available;
•	stocks of companies traded in emerging markets may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;
•	greater political and economic uncertainties exist in emerging markets than in developed foreign markets;
●
the securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

●	very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;
●	emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund;
●	certain emerging markets impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar;
●
governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies.  As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could affect the value of the Fund’s investments; and

●	emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

ADR investments may subject a Fund to the same risks as direct investments in foreign companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries.  The less developed the country, the greater affect these risks may have on your investment in a Fund, and as a result, an investment in that Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Growth Company Risk
An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty.  Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Inflation-Indexed Securities Risk
The value of inflation-indexed securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.  Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.  However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the security than on a conventional bond.

Interest Rate Risk
If a Fund invests in fixed income securities, the value of your investment in that Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the securities in which a Fund invests.  The longer the duration of a fixed income security, the more its value typically falls in response to an increase in interest rates.

Liquidity Risk
Certain fixed income securities held by a Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like.  As a result, a Fund may have to hold these securities longer than it would like and may forego other investment opportunities.  There is the possibility that a Fund may lose money or be prevented from realizing capital gains if it cannot sell a security at a particular time and price.

Management Risk
The Fund is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving a Fund’s investment objectives.  Due to its active management, a Fund could under perform other mutual funds with similar investment objectives.

Maryland Bonds and Municipal Securities Risk
If a Fund invests in Maryland fixed income securities, economic or political factors in Maryland may adversely affect issuers of the Maryland municipal securities in which that Fund invests.  Adverse economic or political factors will affect a Fund’s NAV more than if that Fund invested in more geographically diverse investments.  As a result, the value of a Fund's assets may fluctuate more widely than the value of shares of a fund investing in securities relating to a number of different states.

In addition to the state’s general obligations, a Fund will invest a significant portion of its assets in bonds that are rated according to the issuer’s individual creditworthiness, such as bonds of local governments and public authorities.  While local governments in Maryland depend principally on their own revenue sources, they could experience budget shortfalls due to cutbacks in state aid.  Certain Fund holdings may not rely on any government for money to service their debt.  Bonds issued by governmental authorities may depend wholly on revenues generated by the project they financed or on other dedicated revenue streams.  The credit quality of these “revenue” bonds may vary from that of the state’s general obligations.

The following is a summary of the NRSRO ratings for Maryland municipal securities.  Maryland general obligation bonds were rated Aaa by Moody’s Investor Services as of July 14, 2011 and AAA by Standard & Poor’s as of July 13, 2011.  There can be no assurance that Maryland general obligation bonds or the securities of any Maryland political subdivision, authority or corporation owned by a Fund will be rated in any category or will not be downgraded by an NRSRO.

Master Limited Partnership Risk
The Fund’s investments in MLPs entail risks, including fluctuations in energy prices, decreases in the supply of or demand for energy commodities, decreases in demand for MLPs in rising interest rate environments, unique tax consequences, such as treatment as a qualifying security investment by the Fund only to a limited extent, due to the partnership structure, and potentially limited liquidity in thinly traded issues.

Medium Capitalization Company Risk
Medium Capitalization company stocks may have greater fluctuations in price than the stocks of large companies.  Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies.  Medium Capitalization companies may have limited product lines or resources and may be dependent upon a particular market niche.

Modeled Trading Strategies Risk
This risk includes risks associated with the use of the Adviser’s model of quantitative inputs which may not accurately predict future market conditions, or the proper time to buy or sell securities.  To the extent the model does not work as intended, the Fund may experience a greater loss or a lower return than if the model had not been used.  The availability of data from the model is an important component of the Adviser’s ability to execute its strategy.
New Fund Risk
There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk
If a Fund is “non-diversified,” its investments are not required to meet certain diversification requirements under Federal law. A “non-diversified” Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Non-Investment Grade Securities Risk
Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

Other Practices/Risks
Each Fund’s portfolio securities may be loaned to brokers, dealers and financial institutions, provided that such loans comply with the collateralization and other requirements of the securities lending agreement, the Fund’s policies and applicable government regulations. The Fund will be responsible for risks associated with the investment of cash collateral, including the risk of a default by the issuer of a security in which cash collateral has been invested. If that occurs, the Fund may incur additional costs in seeking to obtain the collateral or may loss the amount of the collateral investment. The Fund may also lose money if the value of the investments purchased with cash collateral decreases.

Prepayment/Extension Risk
If a Fund invests in fixed income securities, the Fund may be forced to invest in securities with lower yields and thus reducing its income if issuers prepay certain fixed income securities.  A Fund may be exposed to greater prepayment risk because a Fund invests in mortgage-backed and asset-backed securities.  Issuers may decrease prepayments of principal when interest rates increase, extending the average life and duration of a fixed income security and causing the value of the security to decline.  There is a greater risk that a Fund will lose money due to extension risk because a Fund invests in mortgage-backed and asset-backed securities.

Private Placement Risk
The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the 1933 Act.  Privately issued securities are restricted securities that are not publicly traded.  Accordingly, the liquidity of the market for specific privately issued securities may vary.  Delay or difficulty in selling such securities may result in a loss to the Fund.  Privately issued securities that are determined by the Adviser to be “illiquid” are subject to the Fund’s policy of not investing more than 15% of its net assets in illiquid securities.

Rating Agencies Risk
Ratings are not an absolute standard of quality, but rather general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant.  A downward revision or withdrawal of such ratings, or either of them, may have an effect on the liquidity or market price of the securities in which the Fund invests.  The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates.  In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

REIT and Real Estate Risk
A Fund’s investments in REITs may subject the Fund to the following additional risks:

●	declines in the value of real estate;
●	changes in interest rates;
●	lack of available mortgage funds or other limits on obtaining capital;
●	overbuilding;
●	extended vacancies of properties;
●	increases in property taxes and operating expenses;
●	changes in zoning laws and regulations;
●	casualty or condemnation losses; and
●	tax consequences of the failure of a REIT to comply with tax law requirements.

A Fund will bear a proportionate share of the REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund.

Smaller Company Risk
If a Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

●	analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available;
●
securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies;

●	changes in the value of smaller company stocks may not mirror the fluctuation of the general market; and
●	more limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies.  The smaller the company, the greater effect these risks may have on that company’s operations and performance.  As a result, an investment in a Fund may exhibit a higher degree of volatility than the general domestic securities market.

U.S. Government Securities Risk
Although the Fund’s U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.  Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury.  Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.

Value Company Risk
Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.  The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value.  If the market does not consider the stock to be undervalued then the value of a Fund’s shares may decline, even if stock prices generally are rising.

APPENDIX D

THE FUNDS’ AND NEW FUNDS’ FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds’ and New Funds’ Fundamental Investment Limitations

All of the New Funds have adopted identical fundamental investment limitations to those of their corresponding Funds.  Fundamental investment limitations are those that cannot be changed by the Board without shareholder approval.  Below are the fundamental investment limitations of the Funds and New Funds:

1.           Borrowing Money

Fund	Fund (series of the Trust)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Tactical Bond Fund, and Brown Advisory Equity Income Fund
	Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.	Same	None
Brown Advisory Maryland Bond Fund
Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, and provided that borrowings do not exceed 33 1/3% of the Fund’s total assets (computed immediately after the borrowing).
		Same	None
Brown Advisory Intermediate Income Fund
Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests), and provided that borrowings do not exceed 10% of the Fund’s total assets (computed immediately after the borrowing).
		Same	None

2.           Concentration

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry.  For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2)  investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

For the Brown Advisory Intermediate Income Fund, , (1) “mortgage related securities,” as that term is defined in the 1934 Act, are treated as securities of an issuer in the industry of the primary type of asset backing the security, (2) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance) and (iii) utility companies are classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone).
		Same	None

3.           Diversification

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Equity Income Fund

With respect to 75% of the Fund’s total assets, a Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or, to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, securities of other investment companies) if, as a result, (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.
		Same	None
Brown Advisory Maryland Bond Fund
Purchase a security (other than a U.S. government security or security of an investment company) if, as a result: (1) with respect to 50% of the Fund’s total assets, more than 5% of the Fund’s total assets would be invested in the securities of a single issuer; or (2) with respect to 50% of the Fund’s total assets, the Fund would own more than 10% of the outstanding voting securities of any single issuer; or (3) more than 25% of the Fund’s total assets would be invested in the securities of any single issuer.
		Same	None
Brown Advisory Tactical Bond Fund	The Fund is non-diversified under the 1940 Act.	Same	None

4.           Underwriting Activities

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund

Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
		Same	None

5.           Making Loans

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund
	Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.	Same	None
Brown Advisory Flexible Value Fund	Make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	Same	None

6.           Purchases and Sales of Real Estate

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund

Purchase or sell real estate, except that, to the extent permitted by law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.
		Same	None

7.           Purchases and Sales of Commodities

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund

Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
		Same	None

8.           Issuance of Senior Securities

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund
	Issue senior securities except pursuant to Section 18 of the 1940 Act, the rules and regulations thereunder, and any applicable exemptive or interpretive relief.	Same	None

9.           Pooled Funds

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Flexible Value Fund	Invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the Fund.	Same	None

The Funds’ and New Funds’ Non-Fundamental Investment Limitations

All of the New Funds have adopted identical non-fundamental investment limitations to those of their corresponding Funds.  Non-fundamental investment limitations are those that can be changed by the Board without shareholder approval.  Below are the non-fundamental investment limitations of the Funds and New Funds:

1.           Securities of Investment Companies

Fund	Fund (series of the Trust)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and the rules, regulations and interpretations thereunder. With certain exceptions, such provisions generally permit the Fund to invest up to 5% of its assets in another investment company, up to 10% of its assets in investment companies generally and to hold up to 3% of the shares of another investment company.

		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

2.           Short Sales

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund

Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

3.           Purchases on Margins

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund

Purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

4.           Options and Futures Contracts

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

A Fund: (1) will not hedge more than 50% of its total assets by selling futures contracts, buying put options and writing call options (so called “short positions”); (2) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund’s total assets; and (3) will not buy call options with a value exceeding 5% of the Fund’s total assets.
		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

5.           Exercising Control of Issuers

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund

Invest in options contracts regulated by the CFTC except for: (1) bona fide hedging purposes within the meaning of the rules of the CFTC; and (2) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts “in-the-money”) required to establish the contracts.

		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

6.           Borrowing

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund
	Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.	Same	None

7.           Pledging

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.	Same	None
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund
	None	Same	None

8.           Illiquid Securities

Fund	Fund (series of PMP)	New Fund (series of the New Trust)	Differences
Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.
		Same	None
Brown Advisory Intermediate Income Fund
Invest more than 10% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.
		Same	None
Brown Advisory Tactical Bond Fund, Brown Advisory Equity Income Fund	None	Same	None

APPENDIX E

COMPARISON OF BUSINESS STRUCTURE AND ORGANIZATIONAL DOCUMENTS

The following is only a discussion of certain principal differences between the governing documents for Brown Advisory Funds, a Delaware statutory trust (“New Trust”) of which the New Funds are series, and Professionally Managed Portfolios, a Massachusetts business trust (“PMP”) of which the Funds are series, and is not a complete description of the New Trust’s or PMP’s governing documents.

Organization and Capital Structure

The New Trust is a Delaware statutory trust (a “DST”). A DST is an unincorporated association organized under the Delaware Statutory Trust Act (the “Delaware Act”). The New Trust’s operations are governed by its Declaration of Trust (the “DE Declaration”) and its By-Laws (its “DE By-Laws”), and its business and affairs are managed under the supervision of its Board of Trustees.

The New Funds’ shares of beneficial interest are issued without par value. The DE Declaration authorizes an unlimited number of shares, including fractional shares, which may be divided into separate and distinct series or classes. These series and classes will have the rights, powers and duties set forth in the DE Declaration or as specified in resolutions of the New Trust’s Board of Trustees.

PMP is a Massachusetts business trust (a “MBT”). A MBT is an unincorporated business association organized under a Massachusetts statute governing business trusts (the “Massachusetts Statute”). PMP’s operations are governed by its Amended and Restated Agreement and Declaration of Trust (the “MA Declaration”) and its Amended and Restated By-Laws (the “MA By-Laws”), both as they may have been amended from time to time. The business and affairs of PMP are managed under the supervision of its Board of Trustees.

The shares of beneficial interest of the Funds have no par value. The MA Declaration authorizes an unlimited number of shares, which may be divided into separate and distinct series or classes. The series and classes have the rights, powers and duties set forth in the MA Declaration, or as specified in resolutions of PMP’s Board of Trustees.

Meetings of Shareholders and Voting Rights

The Delaware Act does not require annual shareholders’ meetings. The DE By-Laws authorizes the calling of a shareholders’ meeting by the Board, President or Secretary, under certain circumstances. A shareholder meeting shall be called by the Board of Trustees at the request of holders of 10% or more of the outstanding shares entitled to vote at such meeting. Neither the DE Declaration nor the DE By-Laws require a New Fund to hold an annual shareholders’ meeting.

The DE Declaration generally provides that each full share of a New Fund is entitled to one vote and each fractional share is entitled to a fractional vote. All shares of a New Fund entitled to vote on a matter shall vote in the aggregate without differentiation between shares of separate series or classes. With respect to any matter that affects only the interests of some but not all series or classes, or where otherwise required by the 1940 Act, only the shareholders of the affected series or classes shall be entitled to vote on the matter.

The DE Declaration provides that 33 1/3% of the outstanding shares of a series or class as applicable, entitled to vote at a meeting, which are present in person or represented by proxy, shall constitute a quorum at the meeting, except when there is a legal requirement for a larger quorum. Subject to any legal requirements for a different vote, in all matters other than the election of Trustees, shareholders may approve a proposal by a majority of votes cast. Trustees are elected by a plurality of votes cast. Where a separate vote by series or class is required, these voting requirements apply to those separate votes. There is no cumulative voting in the election of Trustees.

The MA Declaration provides that, except when a larger quorum is required by applicable law, 40% of the outstanding shares entitled to vote shall constitute a quorum at a shareholders’ meeting. The MA Declaration provides that shareholders are entitled to one vote for each whole share that they own, and a proportionate fractional vote for each fractional share that they hold. Shareholders shall vote separately by series, except to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when its Trustees have determined that the matter affects only the interests of shareholders of some, but not all, series of shares, in which case only the shareholders of the affected series shall be entitled to vote. Subject to the foregoing requirements for voting shares separately by series, when a quorum is present at a meeting, a majority of the shares voted shall decide any questions and a plurality of votes shall elect a Trustee, except when a larger vote is required by any provision of PMP’s governing documents or by applicable law.

The MA Declaration provides that shareholders shall have the power to vote only on: (1) the election of Trustees; (2) whether or not a court action should be brought derivatively or as a class action on behalf of the PMP or the shareholders; (3) the termination of PMP or any of its series; or (4) such additional matters as may be required by the MA Declaration, the MA By-Laws, PMP’s registration with the U.S. Securities and Exchange Commission, any state or as the Trustees may consider necessary or desirable.

Liability of Shareholders

Consistent with the Delaware Act, the DE Declaration provides that no New Fund shareholder, as such, shall be subject to any personal liability whatsoever to any person in connection with the property, acts, obligations or affairs of the Trust or any series.

The Massachusetts Statute does not include an express provision relating to the limitation of liability of the beneficial owners of a MBT. The MA Declaration provides that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of its Fund or the acts, obligations or affairs of PMP. The MA Declaration further provides that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability. PMP shall indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Liability among Series

The DE Declaration also provides that each series of the New Trust shall be separate and distinct from any other series of the New Trust and shall hold and account for the assets and liabilities belonging to any series separately from the assets and liabilities of the New Trust or any other series. Each class of a series of the New Trust shall be separate and distinct from any other class of that series.

The Massachusetts Statute does not contain statutory provisions addressing series or class liability with respect to multi-series or multi-class investment companies. The MA Declaration provides that the assets and liabilities of a particular series shall be separate from any other series. All persons extending credit to, contracting with, or having any claim against a particular series of a Fund shall look only to the assets of that particular series for payment of the credit, contract or claim.

Dividends and other Distributions

The DE Declaration provides that the shareholders of any series or class of the New Trust shall be entitled to receive dividends and other distributions when, if and as declared by its Board of Trustees. The right of the New Trust’s shareholders to receive dividends or other distributions on shares of any class may be set forth in a plan adopted by the New Trust’s Board of Trustees pursuant to the 1940 Act.

The MA Declaration provides that each shareholder of a series is entitled to receive a series’ distributions of income and capital gains in the manner, at the time and on the terms set by its Board of Trustees. For both MBTs and DSTs, dividends and other distributions may be paid in cash, in kind or in shares of the respective trust, and the respective Boards may retain such amounts as they may deem necessary or desirable for the conduct of the respective trust’s affairs.

Election of Trustees; Terms; Removal

Under the DE Declaration, each Trustee shall hold office for the earlier of (1) the lifetime of the New Trust; or (2) the Trustee’s earlier death, resignation, is declared incompetent by a court of appropriate jurisdiction, removal, retirement, reaches mandatory retirement age, or inability otherwise to serve. Under the DE Declaration, any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective. In addition, a Trustee may be removed at any meeting of shareholders by a vote of shareholders owning at least two-thirds of the outstanding shares of the Trust.

The MA Declaration provides that each Trustee shall serve during the continued lifetime of PMP until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and his successor.

There is no cumulative voting for the election of Trustees of the MBTs or DSTs. The governing instruments for both the MBTs and DSTs provide a mechanism for the respective Boards to fill vacancies.

Liability of Trustees and Officers; Indemnification

The DE Declaration provides that a Trustee shall be liable to the New Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law.  A Trustee or officer of the New Trust, when acting in such capacity, shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission or obligation of the New Trust or any Trustee or officer of the New Trust.  A Trustee or officer of the New Trust shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or officer.

Each Trustee or officer of the New Trust shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof.

The Massachusetts Statute does not include an express provision limiting the liability of the Trustees of a MBT. The MA Declaration provides that no Trustee, officer, employee or agent of PMP shall be subject to any personal liability whatsoever, except that the Trustees are not protected from any liability to which they may be subject as a result of their bad faith, willful misfeasance, gross negligence or reckless disregard in discharging their duties to PMP or its shareholders (“Disqualifying Conduct”). Claimants may only look to the property of PMP or the appropriate series for satisfaction of claims arising in connection with the affairs of PMP. If any Trustee, officer, employee or agent of PMP is made a party to any suit or proceeding to enforce any such claim, he or she shall not be held to any personal liability.

The MA Declaration provides that every person who is, or has been, a Trustee or officer of PMP shall be indemnified by PMP to the fullest extent permitted by law. This indemnification covers all liability and expenses reasonably incurred or paid in connection with any proceeding in which he or she becomes involved because of being or having been a Trustee or officer. The MA By-Laws further provide, however, that no indemnification shall be provided to a Trustee or officer: (1) for any liability to PMP or the shareholders arising from Disqualifying Conduct; (2) for any matter where the Trustee or officer has been finally adjudged to be liable in the performance of his or her duty to PMP unless a legal determination has been made that the person was not liable because he or she engaged in Disqualifying Conduct; or (3) in the event of a settlement resulting in a payment by a Trustee or officer, unless there has been a determination that the Trustee or officer did not engage in Disqualifying Conduct.

Preemptive, Dissenter’s and Other Rights

The DE Declaration provides that shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the New Trust.

The MA Declaration provides that PMP shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Amendments to Organizational Documents

The DE Declaration may be amended or restated at any time by a written instrument signed by a majority of the New Trust’s Board of Trustees and, if legally required, by approval of the amendment by shareholders. The DE By-Laws may be amended, restated or repealed solely by a majority vote of the Trustees (and not by a vote of the shareholders), provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to any acts or omissions of Trustees, officers or agents of the New Trust prior to such amendment.

The MA Declaration may be amended by an instrument in writing signed by a majority of the Trustees. The MA By-Laws may be amended or repealed, or new MA By-Laws may be adopted, by: (1) the vote of a majority of the outstanding shares; or (2) the PMP’s Board of Trustees, subject to the right of shareholders.

Inspection Rights

The DE By-Laws provides that Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust or any Series shall be open to the inspection of the shareholders; and no shareholder shall have any right to inspect any account or book or document of the New Trust except as conferred by law or otherwise by the Trustees or by resolution of the shareholders.

The MA By-Laws provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder at any reasonable time during regular business hours for a purpose reasonably related to the shareholder’s interests.

Dissolution and Termination

Under the DE Declaration, the New Trust may be terminated at any time by vote of a majority of the shares of each series entitled to vote, voting separately by series, or by the Trustees by written notice to the shareholders.  Any series or class thereof may be terminated at any time by vote of a majority of the shares of such series or class entitled to vote or by the Trustees by written notice to the shareholders of such series or class.
The MA Declaration provides that PMP or any of its series may be terminated by: (1) the affirmative vote of the “majority of the outstanding voting securities” (as the quoted phrase is defined in the 1940 Act) of the Trust or series, as applicable; or (2) by the Trustees by written notice to shareholders. After termination of PMP or any series and any final distribution to shareholders, the Board of Trustees must wind up the affairs of PMP or the series.

Derivative Actions

Under the Delaware Act, a shareholder may bring a derivative action if Trustees with authority to do so have refused to bring the action or if a demand upon the Trustees to bring the action is not likely to succeed.  A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and (1) was a shareholder at the time of the transaction complained about, or (2) acquired the status of shareholder by operation of law or the trust’s governing instrument from a person who was a shareholder at the time of the transaction.  The Massachusetts Statute does not contain statutory provisions regarding shareholder derivative actions.

The DE Declaration provides that shareholders of the New Trust or any series may not bring a derivative action to enforce the right of the New Trust or an affected series or class unless certain conditions are met. The MA Declaration does not specifically addresses derivative actions.

APPENDIX F

MANAGER OF MANAGERS EXEMPTIVE RELIEF CONDITIONS

Applicants’ Conditions:

Applicants agree that any Order granting the requested relief will be subject to the following conditions:

1.           Before a Fund may rely on the requested Order, the operation of the Fund in the manner described in this Application will be approved by a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or, in the case of a Fund whose public shareholders purchase shares on the basis of a prospectus containing the disclosure contemplated by condition 2 below, by the sole initial shareholder(s) before the Fund’s shares are offered to the public.

2.           Each Fund relying on the requested order will disclose in its prospectus the existence, substance and effect of the Order.  In addition, each Fund will hold itself out to the public as employing the manager-of-managers arrangement described in this Application.  The prospectus relating to each Fund will prominently disclose that the Adviser has ultimate responsibility, subject to oversight by the Board, to oversee Sub-Advisers and to recommend their hiring, termination, and replacement.

3.           The Funds will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the Modified Notice and Access Procedures.

4.           The Adviser will not enter into a Sub-Advisory Agreement with any Affiliated Sub-Adviser unless such agreement, including the compensation to be paid thereunder, has been approved by the shareholders of the applicable Sub-Advised Fund.

5.           At all times, at least a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be at the discretion of the then-existing Independent Trustees.

6.           Whenever a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of such Fund and its shareholders, and does not involve a conflict of interest from which the Adviser or the Affiliated Sub-Adviser derives an inappropriate advantage.

7.           The Adviser will provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of each Fund’s assets and, subject to review and approval by the Board, will: (i) set each Fund’s overall investment strategies; (ii) evaluate, select and recommend Sub-Advisers to manage all or a part of the Fund’s assets; (iii) allocate and ,when appropriate, reallocate the Fund’s assets among multiple Sub-Advisers; (iv) monitor and evaluate the Sub-Advisers’ performance; and (v) implement procedures reasonably designed to ensure that the Sub-Advisers comply with each Fund’s investment objectives, policies and restrictions.

8.           No trustee or officer of the Trust or of a Fund, or director or officer of the Adviser, will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a Sub-Adviser except for:  (i) ownership of interests in the Adviser or any entity that controls, is controlled by, or is under common control with the Adviser; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of any publicly traded company that is either a Sub-Adviser or an entity that controls, is controlled by, or is under common control with a Sub-Adviser.

9.           In the event the Commission adopts a rule under the 1940 Act providing substantially similar relief to that in the order requested in the Application, the requested order will expire on the effective date of that rule.

F-1

small barcode here

PROXY CARD

FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR PROFESSIONALLY MANAGED PORTFOLIOS SPECIAL MEETING OF SHAREHOLDERS of BROWN ADVISORY FUNDS TO BE HELD ON SEPTEMBER 26, 2012

The undersigned, revoking previous proxies with respect to the shares in the name of undersigned, hereby appoints [      proxy       ] and [       proxy            ] as proxies and each of them, each with full power of substitution, to vote all of the shares at the Special Meeting of Shareholders of the Brown Advisory Growth Equity Fund,  Brown Advisory Value Equity Fund, Brown Advisory Flexible Value Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Tactical Bond Fund, and Brown Advisory Equity Income Fund (collectively, the “Funds”), each a series of Professionally Managed Portfolios, to be held on September 26, 2012 at 10:00 a.m., Central time, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, 4th Floor, and any adjournments or postponements thereof (the “Special Meeting”).

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.  YOU MAY VOTE IN PERSON IF YOU ATTEND.

SHAREHOLDER REGISTRATION PRINTED HERE (shows through lower window on outbound envelope) NOTE: red dotted line boxes are placeholders and are not printed on the final ballots
Your signature(s) acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy statement.

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, directors or guardians should indicate the full title and capacity in which they are signing.

QUESTIONS ABOUT THIS PROXY?   Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-877- 864-5059. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
SIGNATURE	DATE

SIGNATURE (Joint Owners)	DATE

This Proxy will, when properly executed, be voted as directed herein by the signing shareholder(s).  If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting.

FOUR OPTIONS FOR VOTING YOUR PROXY

Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET.  Please use whichever method is most convenient for you.  If you choose to vote via the Internet or by phone, you should not mail your proxy card.  Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-877-864-5059 and provide the representative with the control number found on the reverse side of this proxy card.  Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

BROWN ADVISORY FUNDS

CONTROL NUMBER

123456789123

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:    ☒

Proposal 1 - To Approve the Agreement and Plan of Reorganization for:	FOR	AGAINST	ABSTAIN
Brown Advisory Growth Equity Fund	□	□	□
Brown Advisory Value Equity Fund	□	□	□
Brown Advisory Flexible Value Fund	□	□	□
Brown Advisory Small-Cap Growth Fund	□	□	□
Brown Cardinal Small Companies Fund	□	□	□
Brown Advisory Small-Cap Fundamental Value Fund	□	□	□
Brown Advisory Opportunity Fund	□	□	□
Brown Advisory Core International Fund	□	□	□
Brown Advisory Maryland Bond Fund	□	□	□
Brown Advisory Intermediate Income Fund	□	□	□

Proposal 2 - To Approve the Manager of Managers Arrangement for:	FOR	AGAINST	ABSTAIN
Brown Advisory Growth Equity Fund	□	□	□
Brown Advisory Value Equity Fund	□	□	□
Brown Advisory Flexible Value Fund	□	□	□
Brown Advisory Small-Cap Growth Fund	□	□	□
Brown Cardinal Small Companies Fund	□	□	□
Brown Advisory Small-Cap Fundamental Value Fund	□	□	□
Brown Advisory Opportunity Fund	□	□	□
Brown Advisory Core International Fund	□	□	□
Brown Advisory Maryland Bond Fund	□	□	□
Brown Advisory Intermediate Income Fund	□	□	□

THANK YOU FOR VOTING